As filed with the Securities and Exchange Commission on May 2, 1995

            Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             SOTHEBY'S HOLDINGS, INC.
- --------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                             SOTHEBY'S HOLDINGS, INC.
- --------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
    Class A and Class B Common Stock
- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

- --------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

(3) Filing Party:

- --------------------------------------------------------------------------------

(4) Date Filed:

- --------------------------------------------------------------------------------

- --------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            SOTHEBY'S HOLDINGS, INC.

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

                            TO BE HELD JUNE 19, 1996

To the Shareholders of
  SOTHEBY'S HOLDINGS, INC.

     The Annual Meeting of Shareholders of SOTHEBY'S HOLDINGS, INC. (the "Company") will be held on Wednesday, June 19, 1996, at Sotheby's, 34-35 New Bond Street, London, England, at 10 o'clock in the forenoon, local time, for the following purposes:

          1. To elect ten (10) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

          2. To approve the adoption of the Sotheby's Holdings, Inc. 1997 Stock Option Plan;

          3. To approve the adoption of the Sotheby's Holdings, Inc. Performance Share Purchase Plan;

          4. To ratify the Sotheby's Holdings, Inc. Director Stock Ownership
     Plan;

          5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1996; and

          6. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 30, 1996 as the record date for determining the shareholders that are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponements thereof.

                                            By Order of the Board of Directors

                                            A. ALFRED TAUBMAN, Chairman

Bloomfield Hills, Michigan
May 10, 1996

     SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE MEETING IN PERSON ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY AND TO RETURN IT IN THE ACCOMPANYING ENVELOPE IN ORDER THAT THE NECESSARY QUORUM MAY BE ASSURED. ANY PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING.

                            SOTHEBY'S HOLDINGS, INC.
                             500 N. Woodward Avenue
                                   Suite 100
                        Bloomfield Hills, Michigan 48304

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 19, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies (each, a "Proxy") by and on behalf of the Board of Directors of Sotheby's Holdings, Inc. (the "Company"), for use at the annual meeting of shareholders and at any adjournment or adjournments thereof (the "Meeting") to be held, for the purposes set forth in the accompanying Notice of Annual Meeting, on Thursday, June 19, 1996, at Sotheby's, 34-35 New Bond Street, London, England ("Sotheby's U.K."), at 10 o'clock in the forenoon, local time. The Company expects to mail this Proxy Statement on or about May 10, 1996.

     Valid Proxies will be voted as specified thereon at the Meeting. Any shareholder giving a Proxy in the accompanying form retains the power to revoke the Proxy, by written notice to the Company, at any time prior to its exercise. In addition, attendance at the Meeting will not constitute a revocation of a Proxy unless the shareholder affirmatively indicates at the Meeting that such shareholder intends to vote the shares in person.

                                 ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1995, including financial statements audited by Deloitte & Touche LLP, independent auditors, and their reports thereon dated February 28, 1996, is being mailed with this Proxy Statement to each of the Company's shareholders of record at the close of business on April 30, 1996. IN ADDITION, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE SENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O SOTHEBY'S, INC., 1334 YORK AVENUE, NEW YORK, NEW YORK 10021.

                               VOTING SECURITIES

     The holders of record of shares of Class A Limited Voting Common Stock, par value $0.10 per share (the "Class A Common Stock"), or shares of Class B Common Stock, par value $0.10 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), of the Company at the close of business on April 30, 1996, are entitled to vote at the Meeting. On that date, there were outstanding and entitled to vote 38,680,970 shares of Class A Common Stock, entitled to one vote per share, and 17,266,407 shares of Class B Common Stock, entitled to ten votes per share. At the Meeting, the holders of Class A Common Stock, voting as a class, will elect three directors, and the holders of Class B Common Stock, voting as a class, will elect the remaining seven directors.

     With respect to all matters that may properly come before the Meeting (other than the election of directors), holders of Common Stock will vote as a single class.

     Unless contrary instructions are indicated on the Proxy, all shares of Common Stock represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted:

          (1) FOR the election of the nominees for directors named in the Proxy;

          (2) FOR the adoption of the Sotheby's Holdings, Inc. 1997 Stock Option Plan, attached to this Proxy Statement as Annex A;

          (3) FOR the adoption of the Sotheby's Holdings Inc. Performance Share Purchase Plan, attached to this Proxy Statement as Annex B;

          (4) FOR the ratification of the Sotheby's Holdings, Inc. Director Stock Ownership Plan; and

          (5) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors.

     Other than the election of directors, all matters that may properly come before the Meeting require the affirmative vote of a majority of the votes cast at the Meeting. Class A Common Stock holders elect three directors by a plurality of the votes cast by such holders at the Meeting, and Class B Common Stock holders elect seven directors by a plurality of the votes cast by such holders at the Meeting.

     Where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions for a particular matter, those shares ("Non-Voting Shares") will not be included in the vote totals for that matter but will be counted for determining the presence of a quorum. Consequently, Non-Voting Shares will not affect the determination of whether a matter is approved.

     Shares voted to abstain regarding a particular matter ("Abstaining Shares") will not be counted as an affirmative vote in determining whether a matter is approved but will be included in the vote totals for that matter. Accordingly, Abstaining Shares may affect the determination of whether a matter is approved.

     The Company knows of no business other than that set forth above to be transacted at the Meeting, but if other matters requiring a vote do arise, it is the intention of the persons named in the Proxy to vote in accordance with their judgment on such matters.

                             ELECTION OF DIRECTORS

     Ten directors are to be elected at the Meeting to serve until the next annual meeting and until their respective successors have been elected and qualified. All of the nominees are now members of the Board of Directors. Directors are elected by a plurality of the votes cast at the Meeting.

     The shares of Class A Common Stock represented by the enclosed Proxy, if given and unless otherwise specified, will be voted by the persons named as proxies for the election of the following individuals nominated by the Board of
Directors:



                                                         Year First
     Name                                            Elected A Director
- ---------------------------------------------------  -------------------
A. Alfred Taubman..................................            1983
Max M. Fisher......................................            1983
Walter J. P. Curley................................            1993

     The shares of Class B Common Stock represented by the enclosed Proxy, if given and unless otherwise specified, will be voted by the persons named as proxies for the election of the following individuals nominated by the Board of
Directors:



                                                                Year First
     Name                                                   Elected A Director
- ----------------------------------------------------------  -------------------
Lord Camoys...............................................            1993
The Marquess of Hartington................................            1994
Diana D. Brooks...........................................            1992
Viscount Blakenham........................................            1987
The Rt. Hon. The Earl of Gowrie...........................            1985
Simon de Pury.............................................            1995
R. Julian de la M. Thompson...............................            1983

     It is not contemplated that any of the nominees will be unable or unwilling to serve; however, if any nominee is unable or unwilling to serve, it is intended that the shares represented by the Proxy, if given and unless otherwise specified therein, will be voted for a substitute nominee or nominees designated by the Board of Directors. Additional information regarding the nominees is contained under the caption "Management."

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 30, 1996 by its directors, executive officers and 5% shareholders. The Company has relied upon information supplied by its officers, directors and certain shareholders and upon information contained in filings with the Securities and Exchange Commission. Each share of Class B Common Stock is freely convertible into one share of Class A Common Stock. Accordingly, under the applicable rules of the Securities and Exchange Act of 1934 (the "Exchange Act"), holders of Class B Common Stock are deemed to own an equal number of shares of Class A Common Stock. For purposes of the calculation of the percentage of each class that each Named Executive Officer (as such term is defined under the caption "Compensation of Executive Officers"), director and 5% shareholder beneficially owns, the number of shares of such class deemed to be outstanding is the sum of all outstanding shares of such class plus the number of shares that such beneficial owner has, or is deemed to have, the right to acquire by the exercise of options or conversion.

                 CLASS A AND CLASS B COMMON STOCK OWNERSHIP OF
               DIRECTORS, EXECUTIVE OFFICERS AND 5% SHAREHOLDERS

                                                Class A Common Stock           Class B Common Stock
                                            -----------------------------  -----------------------------
           Directors, Executive                  Number         Percent         Number         Percent
       Officers and 5% Shareholders             of Shares       of Class       of Shares       of Class
- ------------------------------------------  -----------------  ----------  -----------------  ----------
A. Alfred Taubman.........................       13,200,366(1)      25.4%         13,199,516(2)       76.4%
200 E. Long Lake Road
Bloomfield Hills, MI 48304

Max M. Fisher.............................          2,510,295(3)     6.1%          2,509,545(4)       14.5%
2700 Fisher Building
Detroit, MI 48202

Lord Camoys...............................              3,500           *                  *
c/o Sotheby's
34-35 New Bond Street
London W1 2AA England

The Marquess of Hartington................                750           *                  0           *
Beamsley Hall
Bolton Abbey, Skipton
North Yorkshire, BD23 6HD
England


                                                Class A Common Stock           Class B Common Stock
                                            -----------------------------  -----------------------------
           Directors, Executive                  Number         Percent         Number         Percent
       Officers and 5% Shareholders             of Shares       of Class       of Shares       of Class
- ------------------------------------------  -----------------  ----------  -----------------  ----------

Diana D. Brooks...........................      455,000(5)        1.2%         455,000(6)        2.6%
c/o Sotheby's, Inc.
1334 York Avenue
New York, New York 10021

Viscount Blakenham........................          750            *                 0            *
Pearson plc
3 Burlington Gardens
London W1X W1LE England

Kevin A. Bousquette.......................      103,000(7)         *            94,000(8)         *
c/o Sotheby's, Inc.
1334 York Avenue
New York, New York 10021

Ambassador Walter J.P. Curley.............        1,750            *                 0            *
450 Park Avenue
Suite 2104
New York, New York 10022

The Rt. Hon. The Earl of Gowrie...........       28,750(9)         *            28,000(10)        *
c/o Sotheby's
34-35 New Bond Street
London W1 2AA England

Simon de Pury.............................      119,734(11)        *           119,734(12)        *
c/o Sotheby's
13 Quai du Mont Blanc
CH-12-01 Geneva, Switzerland

William F. Ruprecht.......................       68,700(13)        *            68,700(14)        *
c/o Sotheby's, Inc.
1334 York Avenue
New York, New York 10021

R. Julian de la M. Thompson...............      108,000(15)        *           108,000(16)        *
c/o Sotheby's
34-35 New Bond Street
London, W1 2AA England

Henry Wyndham.............................            0            *                 0            *
c/o Sotheby's
34-35 New Bond Street
London, W1 2AA England

FMR Corp. ................................    4,719,400          12.2%               0            *
82 Devonshire Street
Boston, MA 02109

Portfolio D Investors, LP and Other.......    2,983,600(17)       7.7%               0            *
Related Parties
201 Main Street, Suite 2600
Fort Worth, Texas 76102

GeoCapital Corporation....................    2,517,724           6.5%               0            *
767 Fifth Avenue
New York, New York 10153

NewSouth Capital Management, Inc..........    2,107,136           5.4%               0            *
755 Crossover Lane, Suite 2333
Memphis, TN 38117



                                                Class A Common Stock           Class B Common Stock
                                            -----------------------------  -----------------------------
           Directors, Executive                  Number         Percent         Number         Percent
       Officers and 5% Shareholders             of Shares       of Class       of Shares       of Class
- ------------------------------------------  -----------------  ----------  -----------------  ----------
Directors and Executive Officers
as a Group................................       16,764,180(18)     30.3%     16,689,329(18)      92.3%

- ---------------
* Represents less than 1%.

 (1) In addition to 850 shares of Class A Common Stock that Mr. Taubman owns as trustee of his grantor trust, this figure includes 9,730,886 shares of Class A Common Stock that he has the right to acquire by converting shares of Class B Common Stock that Mr. Taubman owns as trustee of his grantor trust and also includes 3,468,630 shares of Class A Common Stock that he has the right to acquire by converting shares of Class B Common Stock owned by Taubman Investments Limited Partnership, over which shares he has sole voting and dispositive control.

 (2) This figure includes 9,730,886 shares of Class B Common Stock owned by Mr. Taubman and 3,468,630 shares of Class B Common Stock owned by Taubman Investments Limited Partnership, over which shares Mr. Taubman has sole voting and dispositive control. This figure excludes 792,830 shares of Class B Common Stock owned by Judith Taubman, his wife. Mr. Taubman disclaims beneficial ownership of all shares of Class B Common Stock owned by Judith Taubman.

 (3) In addition to 750 shares of Class A Common Stock that Mr. Fisher owns as trustee of his grantor trust, this figure includes 1,840,921 shares of Class A Common Stock that Mr. Fisher has the right to acquire by converting shares of Class B Common Stock. Mr. Fisher disclaims beneficial ownership of all shares of Class A Common Stock other than the 750 shares of Class A Common Stock and the 1,830,161 shares relating to the shares of Class B Common Stock held by him as trustee of his grantor trust. See footnote 4 below.

 (4) This figure includes 10,760 shares of Class B Common Stock owned by various family trusts of which Mr. Fisher is a co-trustee and 1,830,161 shares of Class B Common Stock that Mr. Fisher holds as trustee of his grantor trust. This figure also includes 668,624 shares owned by Martinique Hotel, Inc., a corporation owned by Mr. Fisher's family. This figure excludes 56,519 shares of Class B Common Stock owned by various family trusts of which Mr. Fisher's wife is a co-trustee. Mr. Fisher disclaims beneficial ownership of all shares other than those held by him as trustee of his grantor trust.

 (5) This figure includes 87,000 shares of Class A Common Stock that Ms. Brooks has the right to acquire by converting shares of Class B Common Stock and 368,000 shares of Class A Common Stock that she has the right to acquire by exercising options for shares of Class B Common Stock and converting such shares.

 (6) In addition to 87,000 shares of Class B Common Stock that Ms. Brooks owns, this figure includes 368,000 shares of Class B Common Stock that Ms. Brooks has the right to acquire by exercising options.

 (7) In addition to 9,000 shares of Class A Common Stock that Mr. Bousquette owns, this figure includes 94,000 shares of Class A Common Stock that Mr. Bousquette has the right to acquire by exercising options for shares of Class B Common Stock and converting such shares.

 (8) This figure represents 94,000 shares of Class B Common Stock that Mr. Bousquette has the right to acquire by exercising options.

 (9) This figure includes 28,000 shares of Class A Common Stock that Lord Gowrie has the right to acquire by exercising options for shares of Class B Common Stock and converting such shares.

(10) This figure represents 28,000 shares of Class B Common Stock that Lord Gowrie has the right to acquire by exercising options.

(11) This figure represents 119,734 shares of Class A Common Stock that Mr. de Pury has the right to acquire by exercising options for shares of Class B Common Stock and converting such shares.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

(12) This figure represents 119,734 shares of Class B Common Stock that Mr. de Pury has the right to acquire by exercising options.

(13) This figure represents 68,700 shares of Class A Common Stock that Mr. Ruprecht has the right to acquire by exercising options for shares of Class B Common Stock and converting such shares.

(14) This figure represents 68,700 shares of Class B Common Stock that Mr. Ruprecht has the right to acquire by exercising options.

(15) This figure includes 75,000 shares of Class A Common Stock that Mr. Thompson has the right to acquire by converting shares of Class B Common Stock and also includes 33,000 shares of Class A Common Stock that he has the right to acquire by exercising options for shares of Class B Common Stock and converting such shares.

(16) In addition to 75,000 shares of Class B Common Stock that Mr. Thompson owns, this figure includes 33,000 shares of Class B Common Stock that Mr. Thompson has the right to acquire by exercising options.

(17) This figure consists of the total number of shares of Class A Common Stock owned by the following persons or entities: Trinity I Fund, L.P., TF Investors, L.P., Thomas M. Taylor, Portfolio D Investors, L.P., Portfolio Associates, Inc., Portfolio Partners, L.P., The Bass Management Trust, Sid
     R. Bass, Lee M. Bass, and E.P. Bass.

(18) See above notes.

                                   MANAGEMENT

Directors and Executive Officers

     All directors of the Company are elected to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. Officers of the Company are appointed by the Board of Directors and serve at the discretion of the Board. The directors and executive officers of the Company (including certain officers of certain principal subsidiaries and divisions) are as follows:


     Name                                       Age                    Present Title
- ------------------------------------------  -----------  ------------------------------------------
A. Alfred Taubman.........................          71   Chairman
Max M. Fisher.............................          87   Vice Chairman
Lord Camoys...............................          56   Deputy Chairman
The Marquess of Hartington................          52   Deputy Chairman
Diana D. Brooks...........................          45   President and Chief Executive Officer;
                                                           Director
Viscount Blakenham........................          58   Director
Walter J.P. Curley........................          73   Director
The Rt. Hon. The Earl of Gowrie...........          56   Director
Simon de Pury.............................          44   Chairman, Sotheby's Europe; Director
R. Julian de la M. Thompson...............          55   Co-Chairman, Sotheby's Asia; Director
George Bailey.............................          42   Managing Director, Sotheby's Europe
Kevin A. Bousquette.......................          38   Senior Vice President and Chief Financial
                                                           Officer
William F. Ruprecht.......................          40   Managing Director, Sotheby's North and
                                                           South America
Henry Wyndham.............................          42   Chairman, Sotheby's (U.K.)
Mitchell Zuckerman........................          50   President, Sotheby's Financial Services,
                                                           Inc.


     Mr. Taubman is a private investor. Since 1983, Mr. Taubman has been the largest shareholder and Chairman of the Company. He is Chairman of Taubman Centers, Inc., a company engaged in the regional retail shopping center business. Mr. Taubman serves as a member of the board of directors of Live Entertainment of Canada, Inc., a producer of theatrical works. He also serves as a director of Hollinger International Inc., a publisher of English language newspapers. He was the principal indirect owner of Woodward & Lothrop Incorporated and John Wanamaker Philadelphia and, until January 1996, was a director of Woodward & Lothrop Incorporated and Woodward & Lothrop Holdings, Inc., both of which filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in January 1994. The plan of reorganization of both companies was confirmed by the bankruptcy court in December 1995.

     Mr. Fisher is a private investor and has been Vice Chairman of the Company since 1986 and a director of the Company since 1983. Mr. Fisher is a director of Comerica, Inc., a bank holding company.

     Lord Camoys became a director of the Company in October 1993 and assumed the role of Deputy Chairman of the Company effective April 1, 1994. Since 1989, he has been Deputy Chairman of Barclays de Zoete Wedd Holdings Limited, the international investment banking arm of Barclays Group. Lord Camoys is a director of 3i Group plc, an investment group, and Perpetual Group plc and is Deputy Chairman of National Provident Institution.

     The Marquess of Hartington became a director of the Company in September 1994 and assumed the role of Deputy Chairman of the Company, effective April 15, 1996. He serves as a director of a number of private companies, including the management of Chatsworth and estates in Derbyshire, Yorkshire and Sussex. Between 1989 and July 1994, he was Senior Steward (Chairman) of the Jockey Club. In June 1993, he was appointed Chairman of the British Horseracing Board.

     Ms. Brooks has been President and Chief Executive Officer of the Company since April 1994. From March 1993 until April 1994, Ms. Brooks served as President and Chief Executive Officer of Sotheby's, the Company's worldwide auction business. Since prior to 1991, Ms. Brooks has served the Company in various senior executive positions. Ms. Brooks has been a director of the Company since 1992.

     Lord Blakenham became a director of the Company in 1987. Since 1961, he has served in various executive positions with Pearson plc, a British media company that serves worldwide information, education and entertainment markets and that has a substantial interest in the three Lazard investment banking firms. He has been Executive Chairman of Pearson plc since 1983. Lord Blakenham is a Managing Director of Lazard Brothers & Co., Limited, an investment banking firm, and the non-executive Chairman of MEPC plc, a commercial real estate investment and development company.

     Mr. Curley has been a director of the Company since April 1993. From 1989 to March 1993, Mr. Curley served as U.S. Ambassador to France. Mr. Curley is a director of American Exploration Company, an oil and gas exploration and development company, and The France Growth Fund, a closed end investment company. He is also a member of the International Advisory Committee of Compagnie Financiere de Paribas, an international bank, Chairman of the French American Foundation, President of the Curley Land Company, a family real estate company, and a Trustee of the Frick Collection.

     Lord Gowrie has been a director of the Company since 1985 and served as chairman of Sotheby's International from 1985 through 1987. From 1987 through 1993, Lord Gowrie served as chairman of Sotheby's Europe, which then encompassed the United Kingdom, Europe, Asia and Australia. Lord Gowrie was appointed Chairman of the Arts Council, effective April 1994, serves as a director of The Ladbroke Group plc, an entertainment and leisure company, and is a director of Guiness Mahon Holdings plc, a merchant bank.

     Mr. de Pury was appointed Chairman of Sotheby's Europe in January 1994. He served as Deputy Chairman of Sotheby's Europe from 1992 through 1993. From 1988 to 1991, he served as Deputy Chairman of Sotheby's (U.K.), directly responsible for European development. Mr. de Pury joined the Company in 1975. From 1975 to 1979, he performed several functions within the Company, among them opening the Geneva office. He rejoined the Company in 1986 as Managing Director, Sotheby's International, Inc., responsible for all continental European offices. He has been a director of the Company since 1995.

     Mr. Thompson has been a director of the Company since 1983 and Co-Chairman of Sotheby's Asia since 1996. He was Chairman of Sotheby's Asia, Inc. from 1992 through 1995. From 1988 to 1991 he was Deputy Chairman of Sotheby's (U.K.), directly responsible for development in Asia.

     Mr. Bailey was appointed Managing Director of Sotheby's Europe in January 1994. From 1992 through 1993, he served as director of business development, Sotheby's Europe. From 1987 to 1992, Mr. Bailey was the director of operations, Sotheby's (U.K.).

     Mr. Bousquette has been Senior Vice President and Chief Financial Officer of the Company since March 1993. From 1985 to 1992, Mr. Bousquette was an executive at Kohlberg Kravis Roberts & Co., L.P., a merchant banking firm, and a limited partner of KKR Associates, L.P.

     Mr. Ruprecht was appointed Executive Vice President and Managing Director of Sotheby's, Inc. in February 1994. From 1992 to February 1994, Mr. Ruprecht served as Director of Marketing for the Company worldwide and also oversaw a number of specialist departments. From 1986 to 1992, he served as Director of Marketing for Sotheby's, Inc.

     Mr. Wyndham became Chairman of Sotheby's (U.K.) in February 1994. Since 1988, he was a partner of the St. James Art Group, an art dealing business.

     Mr. Zuckerman has been President of Sotheby's Financial Services, Inc. since 1988.

     Based on the Company's review of the filings made by the Company's directors and officers under Section 16 of the Exchange Act, all transactions in and beneficial ownership of the Company's equity securities were reported in a timely manner, except that Patricia Carberry was approximately three weeks late in filing a Form 3 to disclose her appointment as the Controller and Chief Accounting Officer of the Company.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company met five times during 1995. The Board of Directors has an Audit and Compensation Committee, which met five times during 1995, and an Executive Committee, which met twice during 1995. As of December 31, 1995, the Audit and Compensation Committee consisted of Mr. Fisher, Viscount Blakenham, Mr. Curley and The Marquess of Hartington and the Executive Committee consisted of Mr. Taubman, Mr. Fisher and Ms. Brooks. Upon becoming Deputy Chairman of the Company effective April 15, 1996, The Marquess of Hartington resigned from the Audit and Compensation Committee because he will provide consulting services to the management of the Company and will receive remuneration for his services. Each of the directors, with the exception of Viscount Blakenham, Mr. Thompson and Mr. Curley, attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during the period that he or she served.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth all compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the "Named Executive Officers" and, individually, a "Named Executive Officer") of the Company during each of the last three years.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term        All Other
                                              Annual Compensation               Compensation  Compensation (14)
                                ----------------------------------------------- ------------  -----------------
                                                                     Shares
                                                                    Underlying
                                                                   Other Annual    Options
Name and Principal Position       Year       Salary    Bonus (5)   Compensation      (#)
- ------------------------------  ---------  ----------  ----------  ------------  ------------  -----------------
Diana D. Brooks                 1995     $  500,000  $  351,050(6)  $    7,920(11)     200,000    $  37,299
  President and Chief           1994        500,000     276,000(6)       7,200(11)     250,000       35,150
  Executive Officer             1993        400,000     233,000(6)       8,640(11)     250,000       34,250
Simon de Pury(1)                1995     $  418,883  $  179,025     $   21,739(12)      20,000    $  53,895
  Chairman, Sotheby's Europe    1994        322,142     160,000(7)      10,597(11)      66,000       47,480
                                1993        243,180     190,000(7)           0         100,000       30,469
Kevin A. Bousquette(2)          1995     $  343,000  $  177,000     $        0          20,000    $  24,397
  Senior Vice President and     1994        330,000     104,000          6,000(11)           0       20,450
  Chief Financial Officer       1993        239,808      70,000              0         150,000        7,500
Henry Wyndham(3)                1995     $  206,716  $  222,900(8)  $   74,400(13)      40,000    $   4,939
  Chairman, Sotheby's (U.K.)    1994        183,960     137,390(8)      46,400(13)      75,000        4,404
                                1993              0     150,000(9)           0               0            0
William F. Ruprecht(4)          1995     $  260,000  $  177,000     $        0          17,500    $  19,977
  Executive Vice President and  1994        225,000     157,500(10)          0           8,000       17,656
  Managing Director,            1993        200,000     165,000(10)          0               0       17,455
  Sotheby's,Inc.

- ---------------
 (1) Mr. de Pury served as Deputy Chairm an of Sotheby's Europe in 1993. He assumed the position of Chairman of Sotheby's Europe on January 1, 1994.

 (2) Mr. Bousquette joined the Company in March 1993.

 (3) Mr. Wyndham joined the Company as Chairman, Sotheby's (U.K.), effective February 1994.

 (4) Mr. Ruprecht was appointed Executive Vice President and Managing Director of Sotheby's, Inc. in February 1994.

 (5) 1995 bonus amounts include cash paid in 1996 in respect of 1995 performance.

 (6) The 1995 bonus amount includes a deferred bonus of $21,050 paid for services rendered in connection with the acquisition of Pierre Matisse Gallery Corporation ("Matisse") and the management of AMA. The 1994 bonus amount includes a payment of $30,000, representing the balance of a special bonus awarded to senior officers to reflect the fact that salaries had been frozen since January 1990 and a deferred bonus of $46,000 paid for services rendered in connection with the acquisition of Matisse and the management of AMA. The 1993 bonus amount includes a payment of $60,000 representing part of such special bonus and a deferred bonus of $23,000 paid for services rendered in connection with the acquisition of Matisse and the management of AMA.

 (7) The 1994 bonus amount includes a payment of $60,000, representing the balance of a special bonus awarded to senior officers to reflect the fact that salaries had been frozen since January 1990. The 1993 bonus amount also includes a payment of $60,000, representing part of such special bonus awarded.

 (8) The 1994 and 1995 bonus amounts include a supplemental payment of $45,990 to be paid each of the first three years of Mr. Wyndham's employment, in accordance with the terms of his employment agreement.

 (9) The 1993 bonus amount is a one-time signing bonus per Mr. Wyndham's employment agreement.

(10) The 1994 bonus amount includes a payment of $37,500, representing the balance of a special bonus awarded to senior officers to reflect the fact that salaries had been frozen since January 1990. The 1993 bonus amount also includes a payment of $75,000, representing part of such special bonus awarded.

(11) Car allowance.

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

(12) Car Leasing and Maintenance Fees.

(13) Housing and Travel allowance.

(14) The amounts disclosed in this column for 1995 include:

     (a) Company contributions of the following amounts under the Company's Retirement Savings Plan, a qualified defined contribution plan: $7,500 on behalf of Ms. Brooks, $7,357 on behalf of Mr. Bousquette and $7,443 on behalf of Mr. Ruprecht.

     (b) Company accruals of the following amounts under benefit equalization agreements: $29,799 on behalf of Ms. Brooks, $17,040 on behalf of Mr. Bousquette and $12,534 on behalf of Mr. Ruprecht.

     (c) a Company contribution under the Switzerland plans of $53,895 on behalf of Mr. de Pury.

     (d) a Company contribution under the U.K. pension plan of $4,939 on behalf of Mr. Wyndham.

  U.K. Pension Plan

     Sotheby's (U.K.) maintains a funded defined benefit pension plan for its employees who are U.K. residents. Henry Wyndham is the only Named Executive Officer who participates in the plan and has two credited years of service with the Company.

     Pension benefits under the plan for employees contributing 4% of salary are 1/6Oth of the employee's final pensionable salary for every year of service up to a maximum of 40 years. For participants contributing 2% of salary, the benefits accrue at half of the rate indicated above. Benefits are paid monthly commencing at retirement, which is at age 60, although the Company may elect to continue employment of the individual after that date, and if the Company agrees, the employee may elect to make further contributions until the age of
65. The compensation covered by the plan is the employee's pensionable earnings (subject to the limitation described below), which includes "Salary", but excludes "Bonus" and "Other Annual Compensation" disclosed in the Summary Compensation Table.

     The plan also provides for a death benefit in the amount of four times the employee's base salary at the time of death plus the refund of the employee's contributions to the plan and provides for a pension of 33-1/3% of the employee's base salary at the date of death to be paid to the employee's spouse, or proportionately less if the employee has elected to contribute at the reduced rate.

     The table below sets forth the estimated annual benefits (in pounds sterling) payable upon retirement under the plan assuming the employee contributes at 4% of base salary. Current Inland Revenue regulations limit the pensionable salary with respect to which pension benefits may be based to a maximum of B.P.78,600.

                                 Pension Table

                                          Years of Service
  Remuneration          -----------------------------------------------------
  (B.P.)                   15         20         25         30         35
- ----------------------  ---------  ---------  ---------  ---------  ---------
40,000................     10,000     13,333     16,667     20,000     23,333
60,000................     15,000     20,000     25,000     30,000     35,000
80,000................     19,650     26,200     32,750     39,300     45,850

  Switzerland Plan

     In accordance with the requirements of Swiss law, Sotheby's AG, the Company's Swiss operating subsidiary, established in 1985 a fully insured pension plan (the "First Swiss Plan") for its full-time employees whose salaries exceed 23,280 Swiss francs ("SF") (equivalent to approximately $19,180), up to a fixed ceiling of SF 116,400. There are two elements of the First Swiss Plan: a savings element (the "Savings Plan") and a risk element (the "Risk Plan"). Employees are eligible to join the Savings Plan as of the January 1 following attainment of age 24 and the Risk Plan as of the January 1 following attainment of age 17.

     Under the Savings Plan, an individual retirement account is established for each participating employee. Each year, the account is credited with a percentage of the employee's adjusted salary, which is the employee's annual salary, excluding bonuses and other allowances, reduced by SF 23,280. Longer serving employees were made eligible for additional Company contributions in respect of service with the Company prior to 1985. The percentage of adjusted salary credited to the account ranges from 7% to 30%, depending on the employee's age, sex and past service. The Company pays 70% of this total contribution, with the remainder paid by employees. The account is also credited with interest at a rate fixed by the Swiss government's executive branch.

     At retirement age, which is age 65 for men and age 62 for women, the employee's account is convertible, at the employee's election, to a life annuity, with provisions for contingent widow's pension of 60% of the retiree's benefit and immediate pensions of 20% of the retiree's benefit for certain children of the retiree.

     The Risk Plan provides disability and death benefits to employees, their widows and certain of their children. Benefits are generally a percentage of the amount credited to the employee's account, excluding interest. Benefits under the Risk Plan are funded by insurance premiums, all of which are paid by the Company.

     Sotheby's A.G. has also established a second pension plan (the "Second Swiss Plan") which is non-compulsory and has only a savings element. Benefits under the Second Swiss Plan are based on the amount by which an employee's total salary exceeds SF 116,400. The Company pays approximately 74% of the total contribution, with the remainder paid by employees.

     Mr. de Pury is the only Named Executive Officer who participates in the First Swiss Plan and the Second Swiss Plan. A total of SF 61,979 ($53,895) contributed in 1995 by the Company on behalf of Mr. de Pury is included in the Summary Compensation Table.

  Bonuses

     The Company's officers are eligible to receive incentive bonuses. Bonuses are recommended by management and approved by the Audit and Compensation Committee. Actual awards are a function of the Company's after-tax worldwide profit and each individual's performance. Every supervisor conducts an employee review. As part of the review, the supervisor and the employee determine future objectives against which the employee's performance will be measured. In addition, the program allows the Audit and Compensation Committee the discretion to address exceptional performance and unusual circumstances.

  Benefit Equalization Agreements

     The total annual contributions to the Company's Retirement Savings Plan, which is the Company's qualified defined contribution plan, are subject to certain limitations under applicable law, as amended, for each participant. Officers (generally senior vice presidents and above) of the Company and its U.S. subsidiaries who are affected by such limitations may enter into agreements pursuant to which their salaries will be reduced, and the Company will maintain accounts on their behalf, in the amount of the difference between (i) the aggregate amount of contributions that would have been made to the

Retirement Savings Plan in the absence of the limitations, and (ii) the aggregate amount of contributions actually made to the Retirement Savings Plan. Benefits under these unfunded agreements are paid to a participant one year following the participant's termination of employment with the Company, unless the participant elects to defer receipt of payment. Amounts deferred by the Named Executive Officers of the Company pursuant to benefit equalization agreements in 1995 have been included in the Summary Compensation Table.

                                 STOCK OPTIONS

     The following table sets forth information regarding option grants under the Company's 1987 Stock Option Plan, including its U.K. Sub-plan ("the 1987 Plan") to the Named Executive Officers in 1995:

                             Option Grants in 1995

                                                                                             Potential Realizable Value
                                                                                             at Assumed Annual Rates of
                                                                                             Stock Price Appreciation for
                                                       Individual Grants                     Option Term(4)
                                     ------------------------------------------------------  ----------------------------
                                      Number of     Percent of
                                       Shares      Total Options
                                     Underlying     Granted to      Exercise
                                       Options       Employees      Price Per   Expiration
                                       Granted        in 1995       Share(3)       Date           5%           10%
                                     -----------  ---------------  -----------  -----------  ------------  ------------
Diana D. Brooks....................    200,000(1)         16.4%     $  10.875       2/8/05   $  1,367,846  $  3,466,390
Simon de Pury......................     20,000(1)          1.6%     $  10.875       2/8/05   $    136,785  $    346,639
Kevin A. Bousquette................     20,000(1)          1.6%     $  10.875       2/8/05   $    136,785  $    346,639
Henry Wyndham......................     40,000(2)          3.3%     $  10.875       2/8/05   $    273,569  $    693,278
William F. Ruprecht................     17,500(1)          1.4%     $  10.875       2/8/05   $    119,687  $    303,309

- ---------------
(1) These options will vest and become exercisable to the extent of one-fifth of the number of shares subject to the option on each of the first, second, third, fourth and fifth anniversary of the date of grant.

(2) These options will vest and become exercisable to the extent of three-fifths of the number of shares subject to the option on the fourth anniversary of the date of grant and to the extent of an additional one-fifth of the number of the shares subject to the option on each of the fourth and fifth anniversaries of the date of grant.

(3) The exercise price of each option is the fair market value of the underlying shares as of the date of grant. Only options to purchase shares of Class B Common Stock may be granted under the 1987 Plan. Because Class B Common Stock is convertible into Class A Common Stock and there is no public market for the Class B Common Stock, for purposes of the 1987 Plan, the fair market value of the stock underlying an option is the New York Stock Exchange ("NYSE") closing price per share of the Class A Common Stock on the last business day before the option grant.

(4) The actual value, if any, that may be realized by each individual will depend on the closing price of the Class A Common Stock on the NYSE on the day preceding the exercise date. The option term for these option grants is ten years. The appreciation rates used in the table are provided to comply with Item 402(c) of Regulation S-K and do not necessarily reflect the views of management as to the potential realizable value of options.

     The following table provides information on option exercises in 1995 by the Named Executive Officers and year-end option values for unexercised options held by the Named Executive Officers:

         Aggregated Option Exercises in 1995 and Year-End Option Values


                                                                       Number of Securities        Value of Unexercised
                                                                      Unexercised Options at       In-the-Money Options
                                       Shares                            Fiscal Year-end            at Fiscal Year-end
                                      Acquired           Value      --------------------------  --------------------------
     Name                            on Exercise       Realized     Exercisable  Unexercisable  Exercisable  Unexercisable
- --------------------------------  -----------------  -------------  -----------  -------------  -----------  -------------
Diana D. Brooks.................              0               $0       228,000       550,000     $ 230,250    $   871,875
Simon de Pury...................              0               $0        77,867       142,133     $  80,917    $   129,333
Kevin A. Bousquette.............              0               $0        60,000       110,000     $ 105,000    $   225,000
Henry Wyndham...................              0               $0             0       115,000     $       0    $   135,000
William F. Ruprecht.............              0               $0        59,600        51,900     $ 162,250    $   139,563


                      REPORT OF THE COMPENSATION COMMITTEE

     The Audit and Compensation Committee is responsible to the Board of Directors for overseeing and reviewing audit results, monitoring the effectiveness of internal audit functions and advising the Board with respect to compensation matters and employee benefit plans of the Company. The Audit and Compensation Committee has authority to grant options under the 1987 Plan, and if approved at the Meeting, options and purchase rights under the Sotheby's Holdings, Inc. 1997 Stock Option Plan (the "1997 Plan") and the Sotheby's Holdings, Inc. Performance Share Purchase Plan (the "Performance Plan"), respectively. As of December 31, 1995, the Audit and Compensation Committee consisted of Max M. Fisher, Chairman, Viscount Blakenham, Walter J.P. Curley and The Marquess of Hartington, none of whom participated in any of the plans administered by the Audit and Compensation Committee. Upon becoming Deputy Chairman of the Company effective April 15, 1996, The Marquess of Hartington resigned from the Audit and Compensation Committee in order to provide consulting services to the management of the Company, for which he will receive remuneration.

Philosophy

     The Company has a long-standing philosophy of establishing compensation levels that are designed to both attract and retain executives with outstanding leadership ability and experience and be competitive in the market.

     Compensation for executive officers is comprised of three major components: salary, cash bonuses and equity-based incentives.

     The Audit and Compensation Committee considers the following factors in determining an executive officer's total compensation, including equity-based incentives: (i) Company performance, (ii) individual performance and job responsibilities, (iii) comparative analyses of compensation levels and option grant levels at companies in various markets, (iv) historical compensation levels and stock option grants at the Company and (v) recommendations of management. The comparative analysis of compensation packages and the companies selected for comparison are provided by professional compensation consultants approved by the Audit and Compensation Committee and retained by the Company for this purpose. The executive compensation comparative analysis includes companies from other comparable industries, because the Audit and Compensation Committee believes that the Company's range of competitors for executive talent is broader than the peer group that is appropriate for purposes of comparing shareholder return in the Performance Comparison Graph on page 16.

Compensation Deductibility

     The Audit and Compensation Committee has taken into consideration Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related regulations as they relate to compensation paid to the Named Executive Officers. In order to preserve the deductibility for federal income tax purposes of certain compensation in excess of $1 million that may be paid to the Named Executive Officers, the applicable requirements of Section 162(m) of the Code ("Section 162(m)") have been incorporated into the 1997 Plan and the Performance Plan.

Annual Compensation

  Salary

     The Audit and Compensation Committee sets base salaries for executives which both reflect the job responsibilities of each individual and are consistent with base salaries paid for competitive positions in the market.

  Annual Cash Incentives

     Each of the Named Executive Officers was awarded a performance-based bonus for 1995 based on (i) the individual's performance, evaluated with respect to performance targets and personal objectives set at the beginning of the year;
(ii) the Company's overall performance and the performance of the Company unit in which the individual is employed; and (iii) competitive practice.

     Effective January 1, 1995, the Company adopted a new bonus program for all bonus-eligible employees, including the Chief Executive Officer ("CEO") and the other Named Executive Officers, based upon the achievement of both Company and individual objectives. Positions within the Company have been separated into salary grades, with bonus opportunities (expressed as a percentage of salary) gradually increased through the grades. Within each grade there is a range of bonus targets. The bonus amount is subject to the overall approval of the Audit and Compensation Committee with respect to all participants, and to the specific approval of the Audit and Compensation Committee with regard to senior management. Targets are set each year by senior management. Targets and bonus opportunities are communicated to employees at the beginning of each year.

     Every supervisor conducts an employee review. However, as part of the review, the supervisor and the employee will determine future objectives against which the employee's performance will be measured. A certain percentage of an employee's bonus target is based upon individual performance; the remaining percentage is based on worldwide Company performance. If all objectives are met, the employee will receive 100% of the bonus target amount. If performance exceeds all goals, up to 125% of the target can be paid. In addition, the program allows the Audit and Compensation Committee the discretion to address exceptional performance and unusual circumstances.

     Because of the substantial increase in the Company's 1995 net income from its 1994 net income, the CEO and the other Named Executive Officers, as well as all other bonus plan participants, received bonuses exceeding the worldwide Company performance bonus target. In addition, certain key individuals, including the CEO and the other Named Executive Officers, who surpassed their individual performance objectives were awarded bonuses exceeding their individual targets under the bonus plan.

Long-Term Compensation

  Stock Options

     The purpose of the Company's 1987 Plan is to provide employees with long-term incentives that link their interests with the interests of shareholders. In addition, the 1987 Plan's vesting schedules encourage key employees to continue in the employ of the Company. The Company granted stock options to approximately 24% of its employees in 1995. Because the Audit and Compensation Committee's authority to grant stock options under the 1987 Plan expires in July, 1997, the Board, upon the Audit and Compensation Committee's recommendation, has approved the 1997 Plan to succeed the 1987 Plan, subject to shareholder approval.

     The Audit and Compensation Committee determines the stock option grants to the Named Executive Officers based on each individual's current and expected future contribution to the Company, as well as competitive market practice and related factors listed above.

                      The Audit and Compensation Committee

                            Max M. Fisher, Chairman
                               Viscount Blakenham
                               Walter J.P. Curley

                               PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total shareholder return on its Class A Common Stock (for the five year period December 31, 1990 to December 31, 1995) with the cumulative return of the Standard & Poor's 500 Stock Index ("S&P 500") and Christies International plc ("Christie's").

     The Company and Christie's, a publicly held company in the United Kingdom, are the two largest art auction houses in the world. The auction sales in 1995 of the next largest auction house totaled approximately 5% of the combined sales of Sotheby's and Christie's in that year. Based on the unique nature of the international art auction business and the large gap between the two largest auction houses and the next competitor, a peer group of one, Christie's, provides the most appropriate index.

     The graph reflects an investment of $100 in the Company's Class A Common Stock, S&P 500 and Christie's stock, respectively, on December 31, 1990 and a reinvestment of dividends at the average of the closing stock prices at the beginning and end of each quarter. Christie's stock trades on the London Stock Exchange in pounds sterling; the sterling amounts at each date on the graph have been translated into U.S. dollars using the exchange rates prevailing at the close of business on those dates.

                       Five Year Cumulative Total Return
                    of Sotheby's, Christie's and the S&P 500

                                     [Graph]

                                                       12/31/90     12/31/91     12/31/92     12/31/93     12/31/94     12/31/95
                                                      -----------  -----------  -----------  -----------  -----------  -----------

Sotheby's...........................................   $     100    $     121    $     130    $     168    $     128    $     162
Christie's..........................................   $     100    $      91    $      75    $     113    $      95    $     116
S&P 500.............................................   $     100    $     130    $     140    $     155    $     157    $     215


Certain Employment Arrangements

     In October 1993, the Company entered into an agreement with Henry Wyndham regarding his employment as Chairman of Sotheby's (U.K.), which began on February 1, 1994. At that time, Mr. Wyndham received a bonus of B.P.100,000. Mr. Wyndham's annual salary will not exceed B.P.130,000 for the first three years, and thereafter will not be less than B.P.130,000. In addition, for each of the first three years, Mr. Wyndham will receive a non-pensionable salary supplement of B.P.30,000 per year.

     The Company has entered into an employment agreement with Lord Camoys, pursuant to which he serves as the Company's Deputy Chairman. Under the agreement, Lord Camoys received an initial grant under the 1987 Plan with respect to 50,000 shares. The rate of Lord Camoys's base salary under the agreement during each of 1994 and 1995 was B.P.100,000, of which B.P.66,667 was paid for 1994, as a result of Lord Camoys' commencing employment in mid-year. Lord Camoys was not paid a bonus in 1994 or 1995. He also receives an annual travel allowance of B.P.10,000. The agreement expires in 1998.

     The Company had an employment agreement with Lord Gowrie, which expired at the end of 1995. Under that agreement, Lord Gowrie was required to devote one-third of his work time to providing consulting services to the Company. His base annual salary and miscellaneous compensation was B.P.55,000. Lord Gowrie was not paid a bonus in 1994 or 1995. The Company is required under the employment agreement to make a one-time additional contribution to his pension fund of B.P.97,000. Upon his retirement at the end of 1995, all options held by Lord Gowrie under the 1987 Plan vested and may be exercised until December 31, 1996 pursuant to the terms of the 1987 Plan. Effective as of January 1, 1996, the Company has entered into a consulting agreement with Lord Gowrie pursuant to which his 1996 base annual salary will be B.P.20,000.

     In April, 1996, the Company entered into a consulting agreement, effective April 15, 1996, with the Marquess of Hartington, which requires him to devote approximately two days per week to providing consulting services to the Company. Under this agreement, the Marquess of Hartington will be paid a consulting fee of B.P.50,000 per year and will be reimbursed for related expenses.

Certain Transactions

  Loan Programs

     The Company maintains two U.S. bank loan programs which are available to certain employees at the discretion of the Chief Executive Officer. The first program allows U.S. employees to borrow from a bank on a demand note basis and pay an interest rate at the prime rate. Under the second program, until December 1995, the Company lent money to certain employees for a term of 15 years to purchase or refinance a residence at an interest rate of the prime rate minus 1.0% to 2.0%. For loans under this program exceeding $400,000, the approval of the Audit and Compensation Committee was required. In December 1995, this program was replaced by a bank loan program providing comparable loan terms and interest rates. All payment obligations under both U.S. bank loan programs are guaranteed by the Company, and all loans under both programs are repayable when an employee leaves the Company. At March 11, 1996, Mitchell Zuckerman, an executive officer, had guaranteed borrowings outstanding under the first program of $12,499 and borrowings of $179,999 under the second program. At March 11, 1996, William Ruprecht, another executive officer, had borrowings outstanding under the second program of $833,472. In addition, the Company has guaranteed $276,500 of a bank mortgage loan to Henry Wyndham, an executive officer.

  Purchase of Assets

     In October 1993, Sotheby's (U.K.), a subsidiary of the Company, entered into an agreement with Henry Wyndham Fine Art Ltd. ("Fine Art"), an art dealing business in which Henry Wyndham, currently Chairman of Sotheby's (U.K.), has a substantial equity interest. Under the agreement, the Company agreed to purchase various paintings from Fine Art, as well as Fine Art's partial interest in another painting. Under the terms of the agreement, the Company paid Fine Art B.P.150,000 ($225,450) as an advance for a portion of its interest in such painting in February 1994. On February 1, 1995, the advance began to bear interest and will continue to do so until Fine Art exercises its right to sell its remaining interest in such painting to Sotheby's (U.K.) for B.P.180,000 ($281,170). The original cost to Fine Art of its ownership interest in such painting was approximately B.P.300,000 ($450,900). However, the fair market value of such interest is deemed by the Company to be in excess of the purchase price. The various purchase prices were determined by the Company with reference to recent sale prices of comparable property.

  York Property

     Sotheby's, Inc. (a wholly-owned subsidiary of the Company) is headquartered at 1334 York Avenue, New York, New York (the "York Property"). The Company currently leases the York Property, comprising approximately 160,500 square feet, from an unaffiliated party under a 30-year lease expiring in 2009, which contains an option to extend the term for an additional 30 years until July 31, 2039. The lease also grants the Company a right of first refusal with respect to the sale of the York Property.

     York Avenue Development, Inc. ("York"), an indirect subsidiary of the Company, has the right to purchase the York Property by exercising certain options available through January 31, 1999 and during the months of August 1999, August 2004 and July 2009.

     Under an agreement among Sotheby's, Inc., York and Taubman York Avenue Advisors, Inc. ("Advisors"), Associates has agreed that it will assist York in developing and financing a new, mixed-use tower (the "New Tower") over the existing four-story building on the York Property, should the Company decide to proceed with such development. The grantor trust of A. Alfred Taubman, the Company's Chairman and largest shareholder, is the sole shareholder of Advisors.

     Sotheby's, Inc. has assigned to York its rights and obligations under a project services agreement dated November 8, 1985 (the "Project Services Agreement") between Sotheby's, Inc. and The Taubman Company ("TTC"), which is an affiliate of A. Alfred Taubman. Under the Project Services Agreement, TTC agreed to develop the New Tower on behalf of Sotheby's, Inc. and to provide consultation and advice to Sotheby's, Inc. in connection with the development of the New Tower, should a decision be made to proceed with the development.

                           COMPENSATION OF DIRECTORS

     Each director of the Company who is not an executive officer of the Company receives an annual retainer fee of $20,000, plus a fee of $1,000 for each Board meeting attended by such director, and a fee of $500 for each committee meeting ($1,000 for the chairman of the committee) attended by such director, in addition to reimbursement of expenses. All of the foregoing fees will be paid in cash. Beginning in 1996, each director who is not an employee of the Company also will receive annually 750 shares of the Company's Class A Common Stock.

        APPROVAL OF THE SOTHEBY'S HOLDINGS, INC. 1997 STOCK OPTION PLAN

     On April 30, 1996, the Board of Directors adopted the 1997 Plan, subject to shareholder approval at the Meeting. The 1997 Plan is intended to be a successor stock option plan to the Company's 1987 Plan, which will expire, for purposes of granting further options, on July 27, 1997. As does the 1987 Plan, the 1997 Plan, which would become effective January 1, 1997, provides that options to purchase shares of the Company's Class B Common Stock ("Options") may be granted, at not less than fair market value, to any employee of the Company or its subsidiaries, including officers and executive officers of the Company or its subsidiaries. The principal features of the 1997 Plan are summarized below.

Principal Features of the 1997 Plan

     Administration. The 1997 Plan will be administered by the Audit and Compensation Committee (the "Committee"), which presently consists of three directors of the Company, each of whom is a "disinterested person," as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in
Section 162(m). The Committee has all powers and discretion necessary and appropriate to administer the 1997 Plan and to control its operation.

     Eligible Participants. Under the proposed 1997 Plan, all employees of the Company and its subsidiaries are eligible to receive grants. As of April 30, 1996, there were 485 persons employed by the Company and its subsidiaries who would be eligible to participate in the 1997 Plan.

     Number of Shares Subject to the 1997 Plan, Maximum Awards. A total of 6,000,000 shares of Class B Common Stock are to be reserved for issuance pursuant to the 1997 Plan. Under the terms of the 1997 Plan, a single participant may not receive Options covering more than 400,000 shares of Class B Common Stock during any single fiscal year. Any shares subject to an Option that is forfeited will again be available for grant under the 1997 Plan.

     Option Grants. Each Option granted under the 1997 Plan will be evidenced by
     -------------
a written agreement between the Company and the person to whom the grant is made (the "Optionee"). The Option Agreement will specify the exercise price, the vesting period, the expiration date of the Option, the number of shares subject to the Option and such other terms and conditions as the Committee, in its discretion, determines. No consideration will be paid by participants for the grant of an Option under the 1997 Plan. Only Options to acquire shares of Class B Common Stock of the Company may be granted under the 1997 Plan, although under certain circumstances, an Optionee may receive shares of Class A Common Stock upon exercise. The Class B Common Stock has no public market, but is freely convertible on a share-for-share basis into Class A Common Stock, which is publicly traded.

     In order to permit Optionees who are residents of the United Kingdom (the "U.K.") to take advantage of certain capital gains treatment available in the U.K. for options granted under plans approved by the UK Inland Revenue, the 1997 Plan provides that any Option granted to a U.K. resident will be granted under, and subject to the special provisions of Article 12 of the 1997 Plan (referred to herein as the "U.K. Sub-Plan") to the extent that the grant of such Option to an Optionee would not cause the aggregate exercise prices of such Optionee's outstanding unexercised Options, following such grant, to exceed B.P.30,000. Options granted to a U.K. resident that exceed this B.P.30,000 limit will be granted under, and subject to, only those provisions of the 1997 Plan other than the U.K. Sub-Plan (i.e., those provisions applicable to all Options granted to non-U.K. residents).

     Option Term. All Options granted under the 1997 Plan will have a term of
     -----------
ten years, unless terminated earlier by reason of an Optionee's ceasing to be an employee of the Company or pursuant to another provision of the 1997 Plan.

     Exercise Price. The Committee will establish the exercise price for each
     --------------
Option granted, subject to the limitation that the exercise price may not be less than the fair market value of the underlying shares, determined as of the date of grant. As of the close of business on April 30, 1996, the fair market value of the Class A Common Stock was $14-1/8 per share.

     Vesting. The 1997 Plan provides that, except in the case of the death,
     -------
disability, or retirement of an Optionee, each Option granted under the 1997 Plan (other than Options granted to a U.K. resident under the U.K. Sub-Plan) will vest incrementally at the rate of 20% per year, beginning on the first anniversary of the date of grant, provided the Optionee remains in the employ of the Company.

     Except in the case of the death, disability or retirement of an Optionee, each Option granted under the U.K. Sub-Plan will vest and become exercisable three years following the date of grant to the extent of 60% of the number of shares subject to such Option, four years following the date of grant to the extent of 80% of the shares subject to such Option, and five years after the date of grant to the extent of 100% of the shares subject to such Option, provided the Optionee remains in the employ of the Company. In the event an Optionee ceases to be an employee for any reason other than disability or retirement, the Optionee may exercise the Option at any time within one year after his termination of employment, to the extent the Option is vested as of the date of such termination of employment. Notwithstanding the foregoing, in the event an Optionee's employment with the Company is terminated for cause, all outstanding Options held by the Optionee will be immediately forfeited. Under no circumstances may an Option be exercised after the expiration of its original term of ten years.

     Acceleration of Vesting in Certain Events. In the event an Optionee's
     -----------------------------------------
employment with the Company is terminated by reason of his death, disability or retirement, any Options held by the employee will become immediately vested. Such Options may be exercised in the case of an Optionee's death, at any time within one year from the date of death and, in the case of an Optionee's Disability or Retirement, at any time within two years of the relevant event. The 1997 Plan also provides that the Committee, in its discretion, may accelerate the vesting of an Option at any time more than six months after the date of grant (three years after the date of grant in the case of an Option granted under the U.K. Sub-Plan).

     Exercise of Options. Options granted under the 1997 Plan, once vested, will be exercisable during the term of the Option, subject to such restrictions and conditions as the Committee may determine in its discretion. An Option may be exercised by giving written notice of the exercise to the Company specifying the number of full shares of Class B Common Stock to be purchased and tendering payment of the purchase price to the Company. Generally, the exercise price due upon exercise of any Option will be paid to the Company in cash. However, the Committee, in its discretion, may permit an Optionee to pay the exercise price by tendering previously acquired shares of Common Stock or by providing irrevocable instructions to a broker/dealer to sell (or margin) a sufficient number of the shares being acquired and deliver the sale (or margin loan) proceeds directly to the Company to pay the exercise price.

     Plan Term. The 1997 Plan will remain in effect until terminated by the Board of Directors.

     Amendment. The Board of Directors may, in its discretion, alter, amend or terminate the 1997 Plan or any part thereof, at any time and for any reason. However, to the extent required or desirable to maintain the 1997 Plan's qualification under Rule 16b-3 under the Exchange Act or Section 162(m), any such amendment would be subject to shareholder approval.

     Changes in Corporate Structure. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Common Stock, such adjustment will be made in the number and class of shares which may be delivered under the 1997 Plan, and in the number and class of or price of shares subject to outstanding grants under the 1997 Plan, as the Committee, in its discretion, determines to be appropriate to prevent dilution or diminution of grants under the 1997 Plan.

United States Income Tax Consequences

     General. Options awarded under the 1997 Plan will be nonqualified stock options. Generally, an employee will not recognize any income for federal income tax purposes at the time the employee is granted an Option under the 1997 Plan. However, upon the exercise of the Option, the employee generally will realize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by an employee will be subject to tax withholding by the Company by payment in cash. Upon the subsequent sale of any such shares by the employee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. Generally, the Company will be entitled to a federal income tax deduction, in the same amount as the ordinary income realized by employees with respect to Option exercises under the 1997 Plan, in the year in which the Options are exercised.

     Optionees may be permitted by the Committee to pay all or a portion of the exercise price of an Option using previously acquired shares of Common Stock. If an Option is exercised and payment is made in previously acquired shares, there is no gain or loss recognized by the Optionee on the surrender of the previously acquired shares. The Optionee's basis in the newly acquired shares will be split so that (i) a number of shares equal to the number of shares transferred to pay the exercise price will have a cost basis equal to the basis of such transferred shares and (ii) the remainder of the new shares will have a cost basis equal to the fair market value of those shares on the exercise date (i.e., the date on which ordinary income equal to such fair market value is realized).

     Section 162(m). Subject to certain exceptions, Section 162(m) places a $1 million annual limit on a corporation's tax deduction for compensation paid to a "covered employee." A "covered employee" is defined as the corporation's chief executive officer and the other four highest paid officers named in its proxy statement. Compensation in excess of $1 million will, however, continue to be tax deductible by a corporation if such compensation satisfies the applicable requirements under Section 162(m) for

"performance-based compensation" (the "Performance Exception"). The 1997 Plan incorporates the requirements for the Performance Exception applicable to stock options. As a result, it is anticipated that the Company will be able to maximize the tax deductibility of the compensation attributable to Options granted under the 1997 Plan.

     The foregoing summary of the effect of United States income taxation upon the employee and the Company with respect to awards under the 1997 Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

Board Recommendation

     The Board of Directors believes that stock-based incentives are important in attracting and retaining the services of outstanding personnel and in encouraging such employees to have greater stock ownership in the Company, thereby aligning their interests closely with those of shareholders. Therefore, the Board recommends that shareholders vote FOR adoption of the 1997 Plan.

Required Approval

     The affirmative vote of a majority of the votes cast at the Meeting by the holders of Class A Common Stock and the holders of Class B Common Stock, voting as a single class, is required for approval of the 1997 Plan.

                    APPROVAL OF THE SOTHEBY'S HOLDINGS, INC.
                        PERFORMANCE SHARE PURCHASE PLAN

     On November 2, 1995, the Board of Directors adopted the Performance Plan, subject to shareholder approval at the Meeting. Under the Performance Plan, options to purchase shares of the Company's Class B Common Stock ("Purchase Rights") may be granted to key employees of the Company and its subsidiaries. The principal features of the Performance Plan are summarized below.

Principal Features of the Performance Plan

     Administration. The Performance Plan will be administered by the Committee, which presently consists of three directors of the Company, each of whom is a "disinterested person," as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m). The Committee has all powers and discretion necessary and appropriate to administer the Performance Plan and to control its operation.

     Eligible Participants. Participation in the Performance Plan will be limited to executive officers and other key employees selected as participants by the Committee. The purpose of this limitation is to align the financial interests of the individuals whose positions of responsibility can most affect the performance of the Company more closely with shareholder interests.

     Number of Shares Subject to the Performance Plan, Maximum Awards. A total of 2,000,000 shares of Class B Common Stock are to be reserved for issuance pursuant to the Performance Plan. Under the terms of the Performance Plan, a single participant may not receive Purchase Rights covering more than 200,000 shares of Class B Common Stock during any single fiscal year. Any shares subject to a Purchase Right that is forfeited will again be available for grant under the Performance Plan.

     Purchase Right Awards. The terms of Purchase Rights under the Performance
     ---------------------
Plan will be determined by the Committee. Each award will be evidenced by a written agreement between the Company and the person to whom the award is made (the "Optionee"). The award agreement will specify the exercise price, the vesting period, the performance criteria which must be achieved in order for the Purchase Right to become exercisable, the expiration date of the Purchase Right, the number of shares to which the Purchase Right pertains and such other terms and conditions as the Committee, in its discretion, determines. No consideration will be paid by participants for the grant of a Purchase Right under the Performance Plan.

     Purchase Right Term. Purchase Rights granted to employees of the Company
     -------------------
who are residents of the United Kingdom on the date of grant will have a term of seven years (unless terminated earlier). All other Purchase Rights granted under the Performance Plan will have a term of ten years (unless terminated earlier).

     Exercise Price. The Committee will establish the exercise price for each
     --------------
Purchase Right granted, subject to the limitation that the exercise price may not be less than 25% of the fair market value of the underlying shares, determined as of the date of grant. As of the close of business on April 30, 1996, the fair market value of the Common Stock was $14-1/8 per share.

     Performance Criteria and Performance Period. The Performance Plan provides
     -------------------------------------------
that the Committee will establish a performance goal for each Purchase Right, based on the Company's earnings per share, return on equity, or both. Although the Committee may vary the performance criteria and the period during which the performance must be achieved on a grant-by-grant basis, the performance period will normally be three years.

     Performance Goals and Time Vesting. Under the terms of the Performance
     ----------------------------------
Plan, the Committee will determine, on a grant-by-grant basis, whether the performance goal for such Purchase Right will be based on the Company's earnings per share, or return on equity, or both, and the specific target. However, there are uniform "time vesting" requirements for all Purchase Rights. A Purchase Right will "time vest" in 1/3 increments on each of the third, fourth and fifth anniversaries of the date of grant, provided the Optionee remains in the employ of the Company. The "time vesting" of a Purchase Right is independent of achievement of the performance goal for such Purchase Right. However, subject to the Committee's limited power to accelerate the exercisability of a Purchase Right, no Purchase Right will become exercisable unless and until the performance goal for such Purchase Right has been achieved and the period for time vesting has elapsed.

     In the event the performance goal established has not been achieved at the end of the performance period, the Performance Plan provides that the designated performance goal will automatically increase one percentage point, or such other amount as the Committee may establish at the time of grant, and the performance period will automatically be extended an additional year. If such adjusted performance goal has not been achieved at the end of the four-year adjusted performance period, the goal would again increase by one percentage point (or such other amount as the Committee may establish at the time of grant) and the performance period would extend an additional year. During the adjusted performance period, the Purchase Right will continue to "time vest" as described above, but will not become exercisable until the performance goal is achieved.

     The Performance Plan further provides that, unless the Committee specifically provides otherwise at the time of grant of a Purchase Right, the adjusted performance period, if any, may not exceed five years, and in no event may it exceed seven years. If the goal has not been achieved at the end of the adjusted performance period, the Purchase Right will terminate. If the goal is achieved within the adjusted performance period, the Purchase Right will become exercisable to the extent it is then, or becomes, time vested.

     Exercise of Purchase Rights. Purchase Rights awarded under the Performance Plan will be exercisable at such times and subject to such restrictions and conditions (including, without limitation, the achievement of performance goals and the time vesting requirements described above) as the Committee may determine in its discretion. A Purchase Right may be exercised by giving written notice of the exercise to the Company specifying the number of full shares of Class B Common Stock to be purchased and tendering payment of the purchase price to the Company. Generally, the exercise price due upon an Optionee's exercise of any Purchase Right will be paid to the Company in full in cash. The Committee, in its discretion, may also permit an Optionee to pay the exercise price by tendering previously acquired shares of Common Stock or by providing irrevocable instructions to a broker/dealer to sell (or margin) a sufficient number of the shares being acquired and deliver the sale (or margin loan) proceeds directly to the Company to pay the exercise price.


     Acceleration of Vesting in Certain Events. In the event of an Optionee's death, disability or retirement, his or her Purchase Rights will time vest immediately and become fully exercisable, provided the performance goals for such Purchase Rights have been achieved. Such Purchase Rights may be exercised in the case of an Optionee's death, at any time within one year from the date of death and, in the case of an Optionee's Disability or Retirement, at any time within two years of the relevant event. The Performance Plan also provides that the Compensation Committee, in its discretion, may permit the exercise of a Purchase Right at any time more than six months after the date of grant. However, in the case of an Optionee whose compensation is subject to the deduction limitations of Section 162(m), the Committee may not accelerate the vesting of his or her Purchase Rights unless the performance goals for such Purchase Rights have been achieved.

     Dividend Equivalents. Unless the Committee specifically provides otherwise, each Purchase Right granted under the Performance Plan will accrue dividend equivalents during the term of the Purchase Right. When, and to the extent, a Purchase Right becomes exercisable (i.e., once the performance goal for the Purchase Right has been achieved and to the extent the Purchase Right has "time vested"), all dividend equivalents accrued to date with respect to the exercisable portion of such Purchase Right will become payable to the Optionee. Thereafter, so long as any shares subject to the Purchase Right remain exercisable, the Company will pay dividend equivalents that accrue with respect to such exercisable shares on or about the same dates that cash dividends are paid to the shareholders of the Company. In the event a Purchase Right is forfeited, all accrued but unpaid dividend equivalents are also forfeited.

     Performance Plan Term. The Performance Plan will remain in effect until terminated by the Board of Directors.

     Amendment. The Board of Directors may, in its discretion, alter, amend or terminate the Performance Plan or any part thereof, at any time and for any reason. However, to the extent required and desirable to maintain the Performance Plan's qualification under Rule 16b-3 under the Exchange Act or
Section 162(m), any such amendment would be subject to shareholder approval.

     Changes in Corporate Structure. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Common Stock, such adjustment will be made in the number and class of shares which may be delivered under the Performance Plan, and in the number and class of or price of shares subject to outstanding grants under the Performance Plan, as the Committee, in its discretion, determines to be appropriate to prevent dilution or diminution of grants under the Performance Plan.

     Forfeiture Provisions. In the event an Optionee ceases to be employed by the Company for any reason other than death, disability or retirement, any Purchase Rights of the employee that are not then exercisable will be immediately forfeited upon the Optionee's termination of employment. In the event an Optionee's employment with the Company is terminated for cause, all outstanding Purchase Rights held by the Optionee will be immediately forfeited.

     The Performance Plan further provides that, if at any time (a) within the term of a Purchase Right or (b) within one year after an Optionee's termination of employment (for any reason) or (c) within one year after the Optionee exercises any portion of a Purchase Right, the Optionee, without the written permission of the Company (or any of its subsidiaries), engages in any activity in competition with any activity of the Company (or any of its subsidiaries), or engages in certain activities that are harmful to the interests of the Company (or any of its subsidiaries), then (i) the Purchase Right (or any unexercised portion thereof) will terminate and be forfeited effective as of the date on which the Optionee engages in any such activity, and (ii) the Optionee will be obligated to pay to the Company (or its designee) any gain realized upon the exercise of a Purchase Right that has been exercised at any time (x) within one year prior to the Optionee's termination of employment, (y) within one year prior to the Optionee's engaging in any such activity, or (z) after engaging in any such activity, as the case may be. "Gain" is defined as the difference between the aggregate fair market value and the aggregate exercise price of any exercised portion of a Purchase Right, determined as of the date of exercise. As a means of enforcing this provision, the Company will be entitled to deduct the amount of any gain the Optionee owes the Company (or its designee), in whole or in part, from any amounts the Company (or any of its subsidiaries) owes the Optionee.

United States Income Tax Consequences

     Purchase Rights. Purchase Rights awarded under the Performance Plan will be nonqualified stock options. An employee will not recognize any taxable income at the time the employee is granted a Purchase Right under the Performance Plan. However, upon its exercise, the employee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the employee. The income recognized by an employee will be subject to tax withholding by the Company by payment in cash. Upon the subsequent sale of any such shares by the employee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss.

     Dividend Equivalents. The payment of dividend equivalents on shares underlying the exercisable portion of an outstanding Purchase Right will result in ordinary income to the recipient at the time and in the amount of the payment. The Company will receive a federal income tax deduction in the same amount.

     Section 162(m). Because the Performance Plan incorporates the requirements under Section 162(m) for "performance-based compensation," it is anticipated that the Company will be able to maximize the tax deductibility of the compensation attributable to Purchase Rights granted under the Performance Plan.

     The foregoing summary of the effect of United States income taxation upon the employee and the Company with respect to awards under the Performance Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

Board Recommendation

     The Board of Directors believes that stock-based incentives are important in attracting, retaining and rewarding officers and other selected employees and in aligning their interests with those of shareholders. Therefore, the Board recommends that the shareholders vote FOR adoption of the Performance Plan.

Required Approval

     The affirmative vote of a majority of the votes cast at the Meeting by the holders of Class A Common Stock and the holders of Class B Common Stock, voting as a single class, is required for approval of the Performance Plan.

                  RATIFICATION OF THE SOTHEBY'S HOLDINGS, INC.
                         DIRECTOR STOCK OWNERSHIP PLAN

     On February 1, 1996, the Board of Directors unanimously adopted the Sotheby's Holdings, Inc. Director Stock Ownership Plan (the "Director Plan"). The Director Plan provides that each director who is not an employee of the Company (a "Non-Executive Director") will receive, as part of his or her annual retainer, 750 shares of the Company's Class A Common Stock.

Principle Features of the Director Plan

     Administration. The Director Plan provides for annual grants to eligible participants: therefore, ongoing administration of the Director Plan is ministerial and non-discretionary.

     Eligible Participants. Each Non-Executive Director of the Company is an eligible participant. As of April 30, 1996, Mr. Taubman, Mr. Fisher, Lord Hartington, Lord Blakenham, Mr. Curley and Lord Gowrie were eligible to participate in the Director Plan and received a grant in 1996.

     Number of Shares Subject to the Director Plan. A total of 50,000 shares of Class A Common Stock have been reserved for issuance pursuant to the Director Plan. The Company has registered the issuance of these shares under the Securities Act of 1933 and qualified them for listing on the NYSE.

Board Recommendation

     The Board of Directors believes that stock compensation for directors of the Company is important because increased stock ownership in the Company by directors further aligns the interest of Board members with those of the Company's shareholders. The Non-Executive Directors are not eligible to participate in the 1987 Plan, the 1997 Plan, the Performance Plan or any of the other compensation plans of the Company. Accordingly, the Board recommends that the shareholders vote FOR adoption of the Director Plan.

Required Vote

     The affirmative vote of a majority of the votes cast at the Meeting by the holders of Class A Common Stock and the holders of Class B Common Stock, voting as a single class, is required for ratification of the Director Plan. While shareholder approval of the Director Plan is not required by law and is not binding on the Board of Directors, the Board will take the shareholders' non-approval of the Director Plan into consideration.

                               NEW PLAN BENEFITS

     The benefits or amounts that will be received by or allocated to the officers, employees, and directors of the Company if the 1997 Plan is approved by shareholders are not presently determinable. The following chart describes the benefits that would have been received in 1995 by the indicated participants if the 1997 Plan had been in effect in 1995. The number of options that would have been granted under the 1997 Plan if it had been in effect in 1995 is shown as being identical to the 1995 grants made to the Named Officers under the 1987 Plan because the 1997 Plan is intended to be a successor to the 1987 Plan. The Options shown under the Performance Plan were granted to the indicated participants in February 1996, subject to the approval of the Performance Plan at the annual meeting of shareholders. The shares shown under the Director Plan were issued to the Non-Executive Directors of the Company in April 1996.

                               NEW PLAN BENEFITS

                                                                           PERFORMANCE
                 NAME AND POSITION                       1997 PLAN            PLAN             DIRECTOR PLAN
                                                           Number            Number         Number of    Dollar
            Name and Principal Position                  of Options        of Options        Shares     Value ($)
- ----------------------------------------------------  ----------------  -----------------  -----------  ---------
Diana D. Brooks.....................................        200,000             50,000              0           0
  President and Chief Executive Officer
Simon de Pury.......................................         20,000             25,000              0           0
  Chairman, Sotheby's Europe
Kevin A. Bousquette.................................         20,000             25,000              0           0
  Senior Vice President and Chief Financial Officer
Henry Wyndham.......................................         40,000             25,000              0           0
  Chairman, Sotheby's (U.K.)
William F. Ruprecht.................................         17,500             25,000              0           0
  Executive Vice President and
  Managing Director, Sotheby's, Inc.
Executive Officer Group.............................        332,500            175,000              0           0
Non-Executive Director Group........................              0                  0          4,500   $  65,250
Non-Executive Officer Employee Group................        166,450             40,000              0           0


                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, has been the independent auditors for the Company since 1983. The Board of Directors has selected Deloitte & Touche LLP as the independent auditors for 1996, subject to shareholder ratification. The affirmative vote of a majority of the votes cast at the Meeting will be necessary to approve the resolution.

     The Company expects that representatives of Deloitte & Touche LLP will be present at the Meeting and will be afforded an opportunity to make a statement if they desire to do so. The Company also expects such representatives of Deloitte & Touche LLP to be available at that time to respond to appropriate questions addressed to the officer presiding at the Meeting.

                         PROPOSALS OF SECURITY HOLDERS

     Any shareholder proposal intended to be presented for consideration at the annual meeting to be held in 1997 must be received by the Company at 500 N. Woodward Avenue, Suite 100, Bloomfield Hills, Michigan 48304 by the close of business on January 10, 1997. If the date of such meeting is changed by more than 30 days from the date such meeting is scheduled to be held, the proposal must be received by the Company at a reasonable time before the solicitation of proxies for such meeting is made. Proposals should be sent to the attention of the Secretary. A person may submit only one proposal for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof (which in the aggregate may not exceed 500 words in length) from its proxy statement and form of proxy.

                          COSTS OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which shares are beneficially owned by others, to send the proxy material to, and to obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

May 10, 1996

                                    ANNEX A

                SOTHEBY'S HOLDINGS, INC. 1997 STOCK OPTION PLAN
                           EFFECTIVE JANUARY 1, 1997

                                   ARTICLE 1
         BACKGROUND AND PURPOSE OF THE PLAN; ADOPTION OF THE PLAN; TERM

     1.1 Purpose of the Plan. The Sotheby's Holdings, Inc. 1997 Stock Option Plan, as the same may be amended from time to time (the "Plan"), is intended to provide a means by which employees of the Corporation and its Subsidiaries can acquire and maintain stock ownership, thereby promoting their commitment to the success of the Corporation; to provide an incentive to employees to remain in the employ of the Corporation and its Subsidiaries; and to attract new employees with outstanding qualifications.

     Options granted under the Plan are not intended to be "incentive stock options," as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to provide any United States income tax benefits to any Optionee.

     1.2 Adoption and Term. The Plan has been approved by the Board of Directors of the Corporation and, subject to the approval of a majority of the voting power of the shareholders of the Corporation, is effective January 1, 1997. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors.

                                   ARTICLE 2
                                  DEFINITIONS

     In the Plan, whenever the context so indicates, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other, the terms "he," "his," and "him" shall refer to an Optionee, and the capitalized terms shall have the following meanings:

     2.1 "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Corporation, as the same may be amended from time to time.

     2.2 "Beneficiary" means (i) an individual, trust, or estate, who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of an Optionee under the Plan and the Option Agreement upon the Optionee's death; or (ii) an individual who, as a result of designation by an Optionee, succeeds to the rights and obligations of such Optionee under the Plan and the Option Agreement upon such Optionee's death.

     2.3 "Board of Directors" means the Board of Directors of the Corporation.

     2.4 "Business Day" means any Day on which the New York Stock Exchange is open for trading.

     2.5 "Class A Common Stock" means the Class A Limited Voting Common Stock of the Corporation, par value $0.10 per share, entitling every holder thereof, on all matters submitted to a vote of the shareholders of the Corporation, to cast one vote for each share standing in his name.

     2.6 "Class B Common Stock" means the Class B Common Stock of the Corporation, par value $0.10 per share, entitling every holder thereof, on all matters submitted to a vote of the shareholders of the Corporation, to cast 10 votes for each share standing in his name.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

     2.8 "Common Stock" means the Class A Common Stock and the Class B Common Stock.

     2.9 "Confidential Information" means, with respect to the Corporation and its Subsidiaries, any confidential information regarding the financial situations and particular needs of the Corporation and its Subsidiaries as well as of, or relating to, their customers and clients (including, without limitation, consignors, buyers and principals), the identity of such Persons, client lists, documents and information regarding the Corporation's and any Subsidiary's sales data, marketing, operational and appraisal techniques, contracts, pricing, costs and profits, and any other information maintained as proprietary or as trade secrets or as confidential.

     2.10 "Corporation" means Sotheby's Holdings, Inc., a Michigan corporation, and any successor in interest to the business of the Corporation that has, by agreement, adopted the Plan.

     2.11 "Compensation Committee" or "Committee" means the Audit and Compensation Committee established by the Board of Directors, or such other committee as the Board may establish and assign the responsibility of administering this Plan; provided, however, that the Committee shall be comprised solely of two or more members of the Board, as determined by the Board from time to time, each of whom shall be (i) a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3 promulgated under Section 16 of the Exchange Act and (ii) an "outside director" as that term is defined and interpreted pursuant to section 162(m) of the Code and the regulations thereunder.

     2.12 "Date of Exercise", with respect to an Option, means the date on which such Option is exercised pursuant to the Plan.

     2.13 "Date of Grant", with respect to an Option, means the date on which the Compensation Committee grants such Option pursuant to the Plan.

     2.14 "Day" means each calendar day, including Saturdays, Sundays, and legal holidays; provided, however, that if the Day on which a period of time for consent or approval or other action ends is not a Business Day, such period shall end on the next Business Day.

     2.15 "Disability" or "Disabled" means, with respect to an Employee, a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such Employee incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than three hundred sixty-five (365) Days. Notwithstanding the foregoing, an Employee shall not be deemed to be Disabled as a result of any condition that:

          (a) was contracted, suffered, or incurred while such Employee was engaged in, or resulted from such Employee having engaged in, a felonious activity;

          (b) resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan; or

          (c) resulted from service in the Armed Forces of the United States for which such Employee received a disability benefit or pension from the United States, or from service in the armed forces of any other country irrespective of any disability benefit or pension.

     The Disability of an Employee and the date upon which an Employee ceases to be employed by reason of Disability shall be determined by the Compensation Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Compensation Committee deems necessary and desirable, and its good faith determination shall be conclusive for all purposes of this Plan and the relevant Option Agreement. The Compensation Committee shall have the right to require an

Employee to submit to an examination by a physician or physicians and to submit to such reexaminations as the Compensation Committee shall require in order to make a determination concerning the Employee's physical or mental condition; provided, however, that (i) an Employee may not be required to undergo a medical examination more often than once each one hundred eighty (180) Days nor at any time after the normal date of the Employee's Retirement, and (ii) the fees and expenses of any such medical examination(s) shall be considered expenses of administering the Plan. If any Employee engages in any occupation or employment (except for rehabilitation as determined by the Compensation Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Compensation Committee determines on the basis of a medical examination that an Employee no longer has a Disability, or if an Employee refuses to submit to any medical examination properly requested by the Compensation Committee, then in any such event, the Employee shall be deemed to have recovered from such Disability.

     2.16 "Employee" means an individual who is and continues to be employed (within the meaning of section 3401 of the Code and the regulations promulgated thereunder) by the Corporation or a Subsidiary (while a corporation continues to be a Subsidiary) including officers (whether or not they may also be directors) of the Corporation or a Subsidiary. An Employee shall cease to be an Employee upon the voluntary or involuntary termination of his employment with the Corporation or a Subsidiary for any reason, including death, Disability, Retirement, or with or without cause. Whether an authorized leave of absence, or an absence due to military or government service, Disability, or any other reason, constitutes a cessation of employment shall be determined by the Compensation Committee, in its sole discretion.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.18 "Exercise Price", with respect to an Option, means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Compensation Committee on the Date of Grant. Notwithstanding the foregoing, in no event shall the Exercise Price of any Option Stock be less than the Fair Market Value of such Option Stock, determined as of the Date of Grant.

     2.19 "Fair Market Value" means the value of each share of Option Stock, determined for a particular date as follows:

          (a) if the Class B Common Stock is listed or admitted for trading on any United States national securities exchange, the value of each share of Option Stock shall be the closing price per share of Class B Common Stock on such exchange (or, if listed on more than one United States exchange, the principal said exchange) on the relevant Valuation Date hereunder;

          (b) if the Class B Common Stock is not traded on any United States national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (the "NASDAQ System") or any similar system of automated dissemination of quotations of prices in common use, the value of each share of Option Stock shall be the price per share equal to the mean between the closing high bid and the low asked quotations on such system on the relevant Valuation Date hereunder;

          (c) if neither clause (a) nor clause (b) of this definition is applicable with respect to the Class B Common Stock, but either clause (a) or clause (b) is applicable with respect to the Class A Common Stock, the value of each share of Option Stock shall be the closing price as described in clause (a) above or the mean between the closing high bid and the low asked quotations as described in clause (b) above, respectively, of the Class A Common Stock, as the case may be; or

          (d) if neither paragraph (a) nor paragraph (b) nor paragraph (c) of this definition is applicable, the value of each share of Option Stock shall be the fair market value as determined by the Committee, in good faith and in accordance with uniform principles consistently applied, on the last day of the relevant Fiscal Year immediately preceding the relevant date hereunder. Such uniform principles shall be the same principles applied by the Shares Valuation Division of the UK Inland Revenue as of the date the Committee makes such good faith determination of the fair market value of each share of Option Stock.

     2.20 "Fiscal Year" means the fiscal year of the Corporation.

     2.21 "Fractional Share" means a portion of, or less than the whole of, a share of Common Stock.

     2.22 "Option" means any stock option granted pursuant to the Plan.

     2.23 "Option Agreement" is defined in Section 7.1 hereof.

     2.24 "Optionee" means an Employee or a former Employee who has received an Option.

     2.25 "Option Stock" means those shares of Class B Common Stock made the subject of any Option granted pursuant to the Plan.

     2.26 "Person" or "Persons" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association, or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane, or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision, or other instrumentality thereof, or any other entity.

     2.27 "Plan" is defined in Section 1.1 hereof.

     2.28 "Reporting Person" means any and all Employees subject to Section 16 of the Exchange Act.

     2.29 "Retirement" means the termination of employment by an Employee after the attainment of the age of sixty-five (65) years or upon such earlier date as required by local law or as otherwise determined or approved by the Compensation Committee.

     2.30 "Subsidiary" means any corporation at least 50% of the total combined voting power of which is owned by the Corporation or another Subsidiary.

     2.31 "Termination for Cause" means termination of employment by reason of an Optionee's action or repeated acts, including without limitation, the commission of a felony, fraud, willful misconduct or the unauthorized use of Confidential Information, which has resulted, or is likely to result, in damage to the Corporation, as determined by the Compensation Committee in its sole and absolute discretion.

     2.32 "Transfer" means any assignment, sale, transfer, conveyance, mortgage or other encumbrance, pledge, or other disposition or act of alienation, whether voluntary or involuntary, or by operation of law.

     2.33 "UK" or "United Kingdom" means the United Kingdom of Great Britain and Northern Ireland.

     2.34 "Valuation Date" means, with respect to an Option, the Business Day immediately preceding either the Date of Grant of such Option or the Date of Exercise, as applicable. Whenever reference is made to a Valuation Date, it shall mean, with respect to the Common Stock, as at the close of trading on such Valuation Date, and with respect to any other item, midnight in Detroit, Michigan at the end of such Valuation Date.

                                   ARTICLE 3
                                 ADMINISTRATION

     3.1 Administration. The Plan shall be administered by the Committee in accordance with this Article 3. Subject to the terms and conditions of the Plan, the Committee shall have the sole discretionary authority:

          (a) to authorize the granting of Options;

          (b) to select any Reporting Persons who are to be granted Options under the Plan and to determine, subject to the limitations provided in
     Section 6.1 hereof, the number of shares of Option Stock to be granted to each Reporting Person;

          (c) to prescribe, subject to the limitation set forth in the last sentence of Section 2.18, the Exercise Price of Options granted under the Plan;

          (d) to construe and interpret the Plan;

          (e) to establish and modify administrative rules for the Plan;

          (f) to impose such conditions and restrictions with respect to Options, not inconsistent with the terms of the Plan, as it determines appropriate;

          (g) to execute or cause to be executed Option Agreements;

          (h) to cancel Options and to substitute new Options with the consent of an Optionee; and

          (i) generally, to exercise such power and perform such other acts in connection with the Plan and the Options and to make all determinations under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

     Action taken or not taken by the Compensation Committee on one or more occasions shall be without obligation to take or not take such action on any other occasion(s).

     The Committee may delegate to one or more Persons any of its powers, other than its power to authorize the granting of Options, hereinbefore or hereinafter provided or conferred, or designate one or more Persons to do or perform those matters to be done or performed by the Compensation Committee, including administration of the Plan. Notwithstanding the foregoing, the Committee may not delegate a power if the delegation of such power would cause the Plan to fail to satisfy the plan administration requirements set forth in Rule 16b-3(c) promulgated under the Exchange Act or section 162(m) of the Code and the regulations promulgated thereunder. Any Person or Persons delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.


     3.2 Expenses of Administration. The Corporation shall pay all costs and expenses of administering the Plan.

     3.3 Indemnification. The Committee, members of the Committee, and each Person or Persons designated or delegated by the Committee, and the shareholders, directors and officers of the Corporation, shall be entitled to indemnification and reimbursement from the Corporation for any action or any failure to act in connection with services performed by or on behalf of the Committee for the benefit of the Corporation to the fullest extent provided or permitted by the Corporation's Articles of Incorporation and by any insurance policy or other agreement intended for the benefit of the Committee as a committee of the Board of Directors or otherwise, or by any applicable law.

                                   ARTICLE 4
                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     4.1 Shares Subject to the Plan. The Option Stock to be made the subject of Options granted under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Class B Common Stock. Subject to adjustment as provided in Section 8.3 hereof, the aggregate number of shares of Class B Common Stock that may be issued by the Corporation upon the exercise of Options under the Plan is 6,000,000 shares of Class B Common Stock. The aggregate number of shares of Option Stock outstanding at any time shall not exceed the relevant number of shares of Class B Common Stock remaining available for issuance under the Plan. After termination of the Plan, the number of shares of Class B Common Stock reserved for purposes of the Plan from time to time shall be only such number of shares as are issuable under then outstanding Options.

     4.2 Shares of Common Stock Subject to Terminated or Expired Options. In the event that any outstanding Option is surrendered, expires or is terminated for any reason before it shall have been fully exercised, all shares of Option Stock allocable to the unexercised portion of such Option shall again be available for Options subsequently granted under the Plan.

                                   ARTICLE 5
                                 PARTICIPATION

     All Employees shall be eligible to receive grants of Options under the Plan. The Optionees shall be such individuals as the Compensation Committee may select from among the Employees (who may include officers). In making such selections, the Committee may take into account the nature of the services rendered by such Employees, their present and potential contributions to the Corporation's success, and such other factors as the Committee in its discretion shall deem relevant.

                                   ARTICLE 6
                                    OPTIONS

     6.1 Power to Grant Options. The maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any one Employee during a Fiscal Year shall be limited to 400,000 shares. For purposes of calculating the number of shares with respect to which Options have been granted to an Employee for any Fiscal Year, any shares subject to an Option that is granted and subsequently cancelled or surrendered during such Fiscal Year shall continue to be counted against the maximum number of shares which may be granted to such Employee pursuant to the Plan during such Fiscal Year. Notwithstanding the foregoing, to the extent an adjustment is made to the number of shares subject to an Option to reflect a change in the corporate capitalization of the Corporation, the additional shares, if any, subject to such Option shall not be counted against the maximum number of shares for which Options may be granted to the applicable Optionee. Subject to this maximum share limitation, the Committee may grant to such Employees as the Committee may select, in accordance with
Article 5 hereof, Options entitling the Optionee to purchase shares of Common Stock from the Corporation in such quantity, and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Compensation Committee at the time of grant or pursuant to applicable resolution of the Compensation Committee.

     6.2 Option Grants to UK Employees. Any Options granted under the Plan to an Employee who is a resident of the United Kingdom on the Date of Grant of such Option shall be granted by the Committee first under the UK Sub-Plan (Article
12) to the extent such grant will take effect under Section 12.3 of the UK Sub-Plan. Any portion of an Option granted to a UK resident which does not take effect under the UK Sub-Plan as a result of the limitations provided in Section
12.3 thereof, shall automatically be deemed granted under the Plan subject only to the provisions of Articles 1 through 11 of the Plan and not subject to
Article 12.

     6.3 Modification, Extension, and Renewal of Options. The Compensation Committee may modify, extend, or renew outstanding Options, or accept the cancellation or surrender of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

     6.4 Optionee to Have No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder of the Corporation with respect to the shares of Common Stock made subject to an Option unless and until such Optionee exercises such Option and is issued the shares purchased thereby. No adjustments shall be made for distributions, allocations, or other rights with respect to any shares of Common Stock prior to the exercise of such Option.

                                   ARTICLE 7
                        TERMS AND CONDITIONS OF OPTIONS

     7.1 Option Agreements. The terms of any Option shall be as set forth in a written stock option agreement (an "Option Agreement") in such form as the Committee shall from time to time determine. Each Option Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. No Person shall have any rights under any Option granted under the Plan unless and until the Corporation and the Optionee have executed an Option Agreement setting forth the grant and the terms and conditions of the Option.

     7.2 Plan Provisions Control Option Terms. The terms of the Plan shall govern all Options granted under the Plan, and in no event shall the Compensation Committee have the power to grant any Option under the Plan which is contrary to any of the provisions of the Plan. In the event that any provision of an Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan constituted on the Date of Grant of such Option shall control.

     7.3 Conditions for Exercise (Vesting). Except in the case of the death, Disability, or Retirement of an Optionee, and subject to the provisions of
Section 7.6 hereof, no portion of an Option granted under the Plan may be exercised until the Optionee has completed one (1) year of employment with the Corporation after the Date of Grant of such Option. Except in the case of the death, Disability, or Retirement of an Optionee, and provided that an Optionee has completed one (1) year of employment with the Corporation after the Date of Grant of an Option, each Option granted under this Plan shall become exercisable (i.e., it shall "vest") as follows:

          (a) Each Option granted under this Plan shall become vested and exercisable (i) on the first (1st) anniversary of the Date of Grant of such Option, to the extent of twenty percent (20%) of the shares made subject to such Option; and (ii) on each of the second (2nd) through fifth (5th) anniversaries of the Date of Grant of such Option, to the extent of an additional twenty percent (20%) of the shares made subject to such Option.

          (b) For purposes of this Section 7.3, in determining the "shares made subject to such Option," account shall be taken of any adjustments made to the shares as described in Section 8.3 hereof after the Date of Grant of the Option, such that the number of shares of Class B Common Stock with respect to which an Optionee's Option is vested shall be redetermined at the time of an adjustment, and the number of shares of Class B Common Stock with respect to which an Optionee's Option becomes vested on any anniversary date shall be determined by reference to the number of shares of Class B Common Stock then subject to such Option, taking any adjustments previously made into account.

     7.4 Prohibition Against Exercise of Out-of-the-Money Options. The exercise of any Option shall not be permitted if the Fair Market Value per share of Class B Common Stock that would be acquired upon such exercise, determined as of the Date of Exercise, is less than the Exercise Price of such Option.

     7.5 Expiration Date. Notwithstanding any other provision of the Plan, no Option shall be exercisable after the tenth (10th) anniversary date of the Date of Grant of such Option.

     7.6 Acceleration of Exercise Time. Notwithstanding anything to the contrary in the Plan, including Sections 7.3, 7.7 and 7.8 hereof, the Compensation Committee, in its discretion, may allow the exercise, in whole or in part, at any time more than six (6) months after the Date of Grant of any Option held by an Optionee, which Option has not previously become exercisable.

     7.7 Termination of Employment (Except by Reason of Death, Disability, or Retirement) Within One Year After Date of Grant. Except in the case of the death, Disability, or Retirement of an Optionee, if an Optionee ceases to be an Employee for any reason within one (1) year after the Date of Grant to such Optionee of an Option under the Plan, such Optionee's right to exercise such Option or any part thereof shall be forfeited immediately and permanently.

     7.8 Termination of Employment (Except by Reason of Death, Disability, or Retirement) More Than One Year After Date of Grant. Except in the case of the death, Disability, or Retirement of an Optionee, if an Optionee ceases to be an Employee for any reason more than one (1) year after the Date of Grant to such Optionee of an Option under the Plan, such Optionee shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Option, in full or in part, at any time within one (1) year after his or her termination of employment, but only to the extent that, on the date of such termination of employment, such Optionee's right to exercise such Option had vested pursuant to the terms of Section 7.3 or Section 7.6 hereof and had not previously been exercised. Notwithstanding the foregoing, including without limitation Section 7.3 hereof, an Option shall cease to be exercisable and shall be forfeited immediately and permanently on the date of an Optionee's cessation of employment if such cessation is a Termination For Cause (as defined in Section 2.31 hereof).

     7.9 Death of Optionee. In the event an Optionee ceases to be an Employee at any time by reason of his death and has not fully exercised his Options, then any outstanding Options of such Optionee shall vest immediately and fully, and the executor, administrator, or other personal representative of the Optionee's estate, or the trustee of any trust receiving such Options as a result of such Optionee's death, or any heir, successor, assign, or other transferee of the Optionee receiving such Options by will or by the laws of descent and distribution, shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Options, in full or in part, at any time within one (1) year after the date of the Optionee's death.

     7.10 Disability of Optionee. In the event an Optionee ceases to be an Employee at any time by reason of Disability and has not fully exercised his Options, then any outstanding Option(s) of such Optionee shall vest immediately and fully, and such Optionee or his guardian or other legal representative, shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Options, in full or in part, at any time within two (2) years after the date of the Optionee's termination of employment by reason of Disability.

     7.11 Retirement of Optionee. If an Optionee ceases to be an Employee at any time by reason of Retirement and has not fully exercised his Options, then any Options of such Optionee shall vest immediately and fully, and such Optionee shall have the right, subject to the restrictions of Sections 7.4 and 7.5 hereof, to exercise such Options, in full or in part, at any time within two (2) years after the date of the Optionee's Retirement.

     7.12 Exercise Procedures. Each Option granted under the Plan shall be exercised by providing written notice to the Compensation Committee, together with payment of the Exercise Price, which notice and payment must be received by the Compensation Committee on or before the earlier of (i) the date such Option expires pursuant to Section 7.5 hereof, and (ii) the last date on which such Option may be exercised as provided in Sections 7.8 through 7.11 hereof, as applicable.

     7.13 Payment of the Exercise Price. The Exercise Price times the number of the shares of Option Stock to be purchased upon exercise of an Option granted under the Plan shall be paid in full at the time of exercise: (i) in cash or by certified check, in United States dollars; (ii) in the discretion of the Committee, by the delivery of shares of Common Stock with a Fair Market Value at the time of exercise equal to the Exercise Price times the number of shares of Option Stock being purchased; or (iii) in the discretion of the Committee, by delivery to the Corporation or its designated agent of an executed irrevocable exercise form together with irrevocable instructions to a broker/dealer to sell (or margin) a sufficient number of the shares and deliver the sale (or margin loan) proceeds directly to the Corporation to pay the aggregate Exercise Price, or (iv) in the discretion of the Committee, a combination of the methods described in (i), (ii) and (iii).

     7.14 Taxes. The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment in cash in United States dollars from an Optionee or Beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares of Common Stock issuable under such Optionee's Option, and the Corporation may defer payment or issuance of the shares of Common Stock upon such Optionee's exercise of an Option unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Corporation.

     7.15 Surrender of Options. Any Option granted under the Plan may be surrendered to the Corporation for cancellation on such terms as the Committee and the Optionee agree, including, but not limited to, terms which provide that upon such surrender the Corporation shall pay to the Optionee cash or shares of Common Stock or a combination of cash and shares of Common Stock.

     7.16 Prohibition Against Exercise of Option Within Six (6) Months of Date of Grant. Notwithstanding any other provision of the Plan, no Option which, but for this Section 7.16, is exercisable shall be exercised within six (6) months from the Date of Grant.

     7.17 Automatic Conversion of Class B Common Stock to Class A Common
Stock. Notwithstanding any other provision of the Plan, the right of an Optionee to hold shares of Class B Common Stock pursuant to the Plan shall be subject to the provisions of the Amended and Restated Articles of Incorporation of the Corporation, including without limitation Section 2.E.(6) of Article III, which section provides as follows:

        "Exercise of Stock Option. In the event that any person who is not an employee acquires shares of Class B Common Stock pursuant to the exercise of an option described in Section 2.E.(1)(iv) of this Article III, such shares shall, immediately after issuance to such person, be converted to an equal number of shares of Class A Common Stock, without any action on the part of anyone."

     7.18 Issuance of Class A Common Stock. This Section 7.18 applies if at any time that shares of any class of the Corporation's capital stock are listed on a national securities exchange, the rules of such exchange or of any governmental agency of the United States of America require the delisting of such shares if the Corporation issues shares of Class B Common Stock. In that event, upon the exercise of outstanding Options granted under the Plan (including Options granted pursuant to Article 12 of the Plan), the Corporation shall treat a notice of exercise as a notice to the Corporation to deliver the same number of shares of Class A Common Stock as the number of shares of Class B Common Stock that the Corporation would otherwise have been required to deliver. Accordingly, the Plan shall be operated first on the basis that an Option granted under the Plan is simply in respect of shares of Class B Common Stock and shall in addition be operated on the basis that the relevant Option is instead in respect of Class A Common Stock.

                                   ARTICLE 8
           AMENDMENT AND TERMINATION OF THE PLAN; REORGANIZATIONS AND
                      RECAPITALIZATIONS OF THE CORPORATION

     8.1 Amendment of the Plan. The Compensation Committee may from time to time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act and with section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any stock exchange on which the Common Stock is listed or quoted), shareholder approval of any plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation. In the event of a revision or amendment to the Plan, all outstanding Options shall be adjusted to be consistent with the terms and provisions of the Plan, as revised or amended, and in such manner as the Compensation Committee may deem equitable or as may be required pursuant to applicable law; provided, however, that except with the written consent of an Optionee or as otherwise specifically provided herein with respect to a replacement plan, no amendment, suspension, termination or modification of the Plan shall alter or impair the rights of an Optionee under any Option previously granted to such Optionee under the Plan.

     8.2 Termination of the Plan. The Compensation Committee, with the approval or at the direction of the Board of Directors, and the Board of Directors shall have the right and power to terminate the Plan at any time, and no Option shall be granted under the Plan after the termination of the Plan. The termination of the Plan shall not have any other effect, and any Option outstanding at the time of the termination of the Plan may be exercised after termination of the Plan, at any time prior to the expiration date of such Option and to the same extent and subject to the same terms and conditions, as provided in Article 7 hereof, that would have applied to such Option if the Plan had not been terminated.

     8.3 Reorganizations and Recapitalizations of the Corporation.

          (a) The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Except as hereinafter provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares subject to Options granted hereunder.

          (c) The shares with respect to which Options may be granted hereunder are shares of Class B Common Stock of the Corporation as presently constituted, but if, and whenever, prior to the delivery by the Corporation of all of the shares which are subject to the Options or rights granted hereunder, the Corporation shall effect a subdivision or consolidation of shares or other capital readjustments, the payment of a stock dividend or other increase or reduction of the number of outstanding shares of either Class A or Class B Common Stock or both,without receiving compensation therefor in money, services or property, the number of shares subject to the Plan shall be proportionately adjusted and the number of shares with respect to which Options granted hereunder may thereafter be exercised shall:

             (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration (if any) payable per share shall be proportionately reduced; and

             (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration (if any) payable per share shall be proportionately increased.

          (d) If the Corporation merges with one or more corporations, or consolidates with one or more corporations and the Corporation shall be the surviving corporation, thereafter, upon any exercise of Options granted hereunder, the recipient shall, at no additional cost (other than the Exercise Price and any tax withholding amounts) be entitled to receive (subject to any required action by shareholders) in lieu of the number of shares as to which such Options shall then be exercisable the number and class of shares of stock or other securities to which the recipient would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the recipient had been the holder of record of the number of shares of Class B Common Stock of the Corporation equal to the number of shares as to which such Options shall be exercisable. A reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or a liquidation or dissolution of the Corporation, shall automatically and without any further action cause any outstanding Options which have not yet become exercisable in accordance with Article 7 to terminate and be cancelled as of the effective date of such reorganization, merger or consolidation, or dissolution or liquidation of the Corporation, unless the agreement of reorganization, merger or consolidation otherwise provides.

          (e) To the extent that any of the adjustments described in subparagraphs (c) and (d) of this Section 8.3 relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons, subject to obtaining the agreement of the Corporation's auditors to such adjustments.

                                   ARTICLE 9
                   COMPLIANCE WITH OTHER LAWS AND REGULATIONS

     9.1 Registration or Qualification of Securities. The Plan, the grant and exercise of Options under the Plan, and the obligation of the Corporation to sell and deliver shares of Common Stock under such Options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Each Option shall be subject to the requirement that if at any time the Compensation Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. Stock certificates evidencing such shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

        "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE ISSUER, SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 9.1 shall be conclusive and binding on all Persons.

     9.2 Representation. The Compensation Committee may require that any Person who is granted an Option under the Plan represent and agree in writing that if the shares of Common Stock made subject to the Option are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with the applicable securities laws, and that such Person is acquiring the shares issued upon exercise of an Option for investment purposes and not with a view toward distribution.

     9.3 Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares of Class B Common Stock sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of such shares but lacking such legend.

                                   ARTICLE 10
                            RESTRICTIONS ON TRANSFER

     10.1 Restrictions on Transfer. An Optionee's rights and interests under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, only the Optionee personally (or the Optionee's personal representative) may exercise the Optionee's rights under the Plan. No purported assignment or transfer of an Option granted under the Plan, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported transferee or assignee any interest or right therein whatsoever but immediately upon any such purported assignment or transfer, or any attempt to make the same, such Option thereunder shall terminate and become of no further effect. An Optionee's Beneficiary may exercise the Optionee's rights to the extent they are exercisable under the Plan following the death of the Optionee.

                                   ARTICLE 11
                               GENERAL PROVISIONS

     11.1 No Right to Continued Employment. No Employee or any other Person shall have any claim or right to be granted an Option under the Plan. Neither the adoption and maintenance of the Plan nor the granting of Options pursuant to the Plan shall be deemed to constitute a contract of employment between the Corporation and any Employee or to be a condition of the employment of any

Person. The Plan and any Option granted under the Plan shall not confer upon any Optionee any right with respect to continued employment by the Corporation, nor shall they interfere in any way with the right of the Corporation to terminate the employment of any Optionee at any time, and for any reason, with or without cause, it being acknowledged, unless expressly provided otherwise in writing, that the employment of any Optionee is and continues to be "at will."

     11.2 Beneficiaries or Representatives of an Optionee. The Compensation Committee may require such proper proof of death and such evidence of the right of any Person other than an Optionee to exercise any Option granted under the Plan, as the Compensation Committee deems necessary or advisable. The Compensation Committee's determination of death or Disability and of the right of any Person other than an Optionee to exercise an Option shall be conclusive. The Compensation Committee, in its discretion, may require from any Person, other than an Optionee, exercising any Option under the Plan, such security and indemnity as the Compensation Committee, in its discretion, deems necessary or advisable. The issuance of and acceptance of any shares of Common Stock upon the exercise of an Option hereunder, shall constitute a complete acquittance and discharge of full liability of the Corporation under the Plan, and the Compensation Committee shall be entitled to demand a receipt and/or acquittance in full satisfaction of all claims against the Corporation.

     11.3 Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of shares of Option Stock subject to an Option, the number so computed is not a whole number of shares of Option Stock, such number of shares of Option Stock shall be rounded down to the next whole number.

     11.4 Name of Plan. This Plan shall be known as "Sotheby's Holdings, Inc. 1997 Stock Option Plan."

     11.5 Inspection of Records. Copies of the Plan, records reflecting each Optionee's Options, and any other documents and records that an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his duly authorized representative(s) at the office of the Corporation at any reasonable business hour.

     11.6 Statement to Optionees. Within a reasonable time after the last day of each Fiscal Year, the Committee shall furnish to each Optionee a statement setting forth the Optionee's total number of shares of the Option Stock made the subject of an Option(s) under the Plan, the date on which such Option(s) was/were granted, the Fair Market Value of such shares as of the date of the grant, the Fair Market Value of such shares as of the last day of such Fiscal Year, and such other information as the Committee shall deem advisable to furnish.

     11.7 Word Meanings. The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Plan as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

     11.8 Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of the Plan as set forth in the text.

     11.9 Severability. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then, (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (ii) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

     11.10 Compliance with Section 16(b) of the Securities Exchange Act. With respect to Reporting Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and in all events the Plan shall be construed in accordance with Rule 16b-3. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Compensation Committee. The Compensation Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors of the Corporation, subject to
Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     11.11 Compliance with Code Section 162(m). This Plan is intended to comply with all applicable provisions of section 162(m) of the Code. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Compensation Committee.

     11.12 Strict Construction. No rule of strict construction shall be implied against the Compensation Committee, the Corporation or any other Person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Compensation Committee.

     11.13 Choice of Law. All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Michigan and construed in accordance therewith.

                                   ARTICLE 12
            UK SUB-PLAN; OPTIONS GRANTED TO UNITED KINGDOM RESIDENTS

     All Options granted under this Article 12 (also referred to as the "UK Sub-Plan") to an employee who is a resident of the United Kingdom shall comply with the terms of this UK Sub-Plan. In the event any other provision of the Plan conflicts with a provision of this Article 12, the provision in Article 12 shall control with respect to any Option granted under Article 12 (i.e., under the UK Sub-Plan). No other Option granted under the Plan shall be subject to the provisions of this Article 12.

     12.1 Definitions. The following terms shall have the following meanings for purposes of this UK Sub-Plan:

          (a) "Associated Company" has the meaning as in Section 416 of the Taxes Act.

          (b) "Company" means Sotheby's Holdings, Inc.

          (c) "Control" has the meaning as in Section 840 of the Taxes Act.

          (d) "Fair Market Value" means the fair market value of the relevant shares at the relevant date, as determined in accordance with the provisions of Part VIII of the UK Taxation of Chargeable Gains Act 1992 and agreed with the Shares Valuation Division of the UK Inland Revenue.

          (e) "Outstanding Options" means all Options granted under this UK Sub-Plan, and all options granted under any other scheme approved under
     Schedule 9 and established by the Company or any Associated Company thereof, which have not been exercised and have not lapsed at the relevant time.

          (f) "B.P." or "pounds" means pounds sterling, the lawful currency of the United Kingdom.

          (g) "Schedule 9" means Schedule 9 to the Taxes Act.

          (h) "Shares" means shares of Class B Common Stock in the Company, which satisfy the provisions of paragraphs 10 through 14 of Schedule 9.

          (i) "Sterling Equivalent" means, in relation to U.S. dollars, the amount obtained from applying the mid-market rate of exchange for spot sterling at the close of business in New York on the relevant date to the relevant amount; and in relation to any other currency, the amount of sterling required to purchase the relevant amount of that currency at the mid-market spot rate of exchange for that currency at the close of business in London on the relevant date.

          (j) "Taxes Act" means the Income and Corporation Taxes Act 1988 of the United Kingdom.

          (k) "Year of Assessment" means a year beginning in any 6 April and ending on the following 5 April.

     12.2 Eligibility. An Option under the UK Sub-Plan may be granted only to a UK resident who is a director or employee of the Company or a Subsidiary; who is required to devote to his duties not less than 25 hours (or in the case of an employee not a director of the Company or a Subsidiary, 20 hours) per week (excluding meal breaks); and who is not precluded by paragraph 8 of Schedule 9 from participating in the UK Sub-Plan.

     12.3 Limitation on Grants Under the UK Sub-Plan. Any Option granted under the UK Sub-Plan to a UK resident shall be limited and take effect so that immediately following such grant the aggregate Exercise Prices of shares subject to such person's Outstanding Options (converted to their Sterling Equivalents at the date of such grant) shall not exceed thirty thousand pounds (B.P.30,000).

     12.4 Limitations on Exercise. No Option granted under the UK Sub-Plan may be exercised if at the time of the proposed exercise the person is precluded by paragraph 8 of Schedule 9 from participating in the UK Sub-Plan.

     12.5 Exercise Price. The Exercise Price of any Option granted under the UK Sub-Plan shall not be manifestly less than the Fair Market Value at the date the Option is granted or the nominal value of the Shares.

     12.6 Death of an Optionee. On the death of an employee, any unexercised Option granted to him under the UK Sub-Plan may be exercised after his death by his personal representatives only.

     12.7 Modification of Options. No modification (as referred to in Section
6.3 of the Plan) or adjustment (as referred to in Sections 8.3(c), (d) or (e) of the Plan) may be made to Options granted under the UK Sub-Plan without the prior consent of the Board of the UK Inland Revenue.

     12.8 Amendments. No revision or amendment (as referred to in Section 8.1 of the Plan) may be made to the UK Sub-Plan without the prior consent of the Board of the UK Inland Revenue.

     12.9 Share Certificates and Taxes. The Company shall within 30 days of receipt of all documents, information and payments which are due on exercise of an Option issue to the employee exercising the Option certificates representing the number of Shares purchased on exercise, and shall pay all original issue or transfer taxes and all other fees and expenses incidental to such delivery.

     12.10 Share Reserves. The Company shall maintain sufficient Shares to meet all Outstanding Options under the UK Sub-Plan and all Shares in respect of which any Option is exercisable under the UK Sub-Plan shall rank equally and rateably with all issued Shares of the same class in the Company.

     12.11 Vesting. Except in the case of the death, Disability, or Retirement of an Optionee, each Option granted under the UK Sub-Plan shall become exercisable (i) on the third (3rd) anniversary date of the Date of Grant of such Option, to the extent of sixty percent (60%) of the number of shares made subject to such Option; (ii) on the fourth anniversary date of the Date of Grant of such Option, to the extent of eighty percent (80%) of the number of shares made subject to such Option; and (iii) on the fifth
(5th) anniversary date of the Date of Grant of such Option to the extent of one hundred percent (100%) of the number of shares made subject to such Option.

     12.12 Acceleration of Vesting. The Committee shall not exercise its discretion under Section 7.6 of the Plan to provide that any Option granted under the UK Sub-Plan may be exercised less than three (3) years after the Date of Grant of such Option.


     To record the adoption of the Plan, the Corporation has caused the execution hereof as of this 8th day of May, 1996.


                                    SOTHEBY'S HOLDINGS, INC.,
                                    a Michigan corporation


                                    By:      /s/ Diana D. Brooks
                                        ..................................
                                    Its:  President and Chief Executive Officer

                                    ANNEX B

                            SOTHEBY'S HOLDINGS, INC.
                        PERFORMANCE SHARE PURCHASE PLAN
                                JANUARY 1, 1996

                                   ARTICLE 1
        BACKGROUND AND PURPOSE OF THE PLAN; ADOPTION OF THE PLAN; TERM.

     1.1 Purpose of the Plan. The Sotheby's Holdings, Inc. Performance Share Purchase Plan, as the same may be amended from time to time (the "Plan"), is intended to provide incentives to selected key executives of the Corporation to promote the success of the Corporation's long-term business objectives, to encourage a proprietary interest in the Corporation, and to attract and retain key executives with outstanding qualifications.

     Options granted under the Plan ("Purchase Rights") are not intended to be "incentive stock options," as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.2 Adoption and Term. The Plan has been approved by the Board of Directors of the Corporation and, subject to the approval of a majority of the voting power of the shareholders of the Corporation, is effective as of January 1, 1996. Prior to such approval, Purchase Rights may be granted under the Plan but shall not be exercisable until such approval has been obtained. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors.

                                   ARTICLE 2
                                  DEFINITIONS

     In the Plan, whenever the context so indicates, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other, the terms "he," "his," and "him" shall refer to an Optionee, and the capitalized terms shall have the following meanings:

     2.1 "Adjusted Performance Goal" is defined in Section 8.4 hereof.

     2.2 "Adjusted Performance Period" is defined in Section 8.4 hereof.

     2.3 "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Corporation, as the same may be amended from time to time.

     2.4 "Base Period" means, for any Purchase Right for which the Performance Goal established by the Committee is a specified increase in one or more business criteria of the Corporation, as contemplated by Article 8 of the Plan, the period of the same number of full Fiscal Years as the Performance Period established in connection with such grant and immediately preceding the commencement of such Performance Period, or such other period as the Committee may establish at the time of grant.

     2.5 "Beneficiary" means (i) an individual, trust, or estate, who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of an Optionee under the Plan and the Purchase Right Agreement upon the Optionee's death; or (ii) an individual who, as a result of designation by an Optionee, succeeds to the rights and obligations of such Optionee under the Plan and the Purchase Right Agreement upon such Optionee's death.

     2.6 "Board of Directors" means the Board of Directors of Sotheby's Holdings, Inc.

     2.7 "Business Day" means any Day on which the New York Stock Exchange is open for trading.

     2.8 "Class A Common Stock" means the Class A Limited Voting Common Stock of the Corporation, par value $0.10 per share, entitling every holder thereof, on all matters submitted to a vote of the shareholders of the Corporation, to cast one vote for each share standing in his or her name.

     2.9 "Class B Common Stock" means the Class B Common Stock of the Corporation, par value $0.10 per share, entitling every holder thereof, on all matters submitted to a vote of the shareholders of the Corporation, to cast 10 votes for each share standing in his or her name.

     2.10 "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

     2.11 "Common Stock" means the Class A Common Stock and the Class B Common Stock.

     2.12 "Compensation Committee" or "Committee" means the Audit and Compensation Committee established by the Board of Directors, or such other committee as the Board may establish and assign the responsibility of administering this Plan; provided, however, that the Committee shall be comprised solely of two or more members of the Board, as determined by the Board from time to time, each of whom shall be (i) a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3 promulgated under Section 16 of the Exchange Act and (ii) an "outside director" as that term is defined and interpreted pursuant to section 162(m) of the Code and the regulations thereunder.

     2.13 "Confidential Information" means, with respect to the Corporation and its Subsidiaries, any confidential information regarding the financial situations and particular needs of the Corporation and its Subsidiaries as well as of, or relating to, their customers and clients (including, without limitation, consignors, buyers and principals), the identity of such Persons, client lists, documents and information regarding the Corporation's and any Subsidiary's sales data, marketing, operational and appraisal techniques, contracts, pricing, costs and profits, and any other information maintained as proprietary or as trade secrets or as confidential.

     2.14 "Corporation" means Sotheby's Holdings, Inc., a Michigan corporation, and any successor in interest to the business of the Corporation that has, by agreement, adopted the Plan.

     2.15 "Date of Exercise," with respect to a Purchase Right, means the date on which such Purchase Right is exercised pursuant to the Plan.

     2.16 "Date of Grant," with respect to a Purchase Right, means the date on which the Compensation Committee grants such Purchase Right pursuant to the Plan.

     2.17 "Day" means each calendar day, including Saturdays, Sundays, and legal holidays; provided, however, that if the Day on which a period of time for consent or approval or other action ends is not a Business Day, such period shall end on the next Business Day.

     2.18 "Disability" or "Disabled" means, with respect to an Employee, a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such Employee incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than three hundred sixty-five (365) Days. Notwithstanding the foregoing, an Employee shall not be deemed to be Disabled as a result of any condition that:

          (a) was contracted, suffered, or incurred while such Employee was engaged in, or resulted from such Employee having engaged in, a felonious activity;

          (b) resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan; or

          (c) resulted from service in the Armed Forces of the United States for which such Employee received a disability benefit or pension from the United States, or from service in the armed forces of any other country irrespective of any disability benefit or pension.

     The Disability of an Employee and the date upon which an Employee ceases to be employed by reason of Disability shall be determined by the Compensation Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Compensation Committee deems necessary and desirable, and its good faith determination shall be conclusive for all purposes of this Plan and the relevant Purchase Right Agreement. The Compensation Committee shall have the right to require an Employee to submit to an examination by a physician or physicians and to submit to such reexaminations as the Compensation Committee shall require in order to make a determination concerning the Employee's physical or mental condition; provided, however, that
(i) an Employee may not be required to undergo a medical examination more often than once each one hundred eighty (180) Days nor at any time after the normal date of the Employee's Retirement, and (ii) the fees and expenses of any such medical examination(s) shall be considered expenses of administering the Plan. If any Employee engages in any occupation or employment (except for rehabilitation as determined by the Compensation Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Compensation Committee determines on the basis of a medical examination that an Employee no longer has a Disability, or if an Employee refuses to submit to any medical examination properly requested by the Compensation Committee, then in any such event, the Employee shall be deemed to have recovered from such Disability.

     2.19 "Dividend Equivalents" are defined in Section 7.1 hereof.

     2.20 "Earnings Per Share," for any Fiscal Year, means the Net Income for such Fiscal Year divided by the number of shares of Common Stock outstanding, on a fully diluted basis as determined for purposes of reporting to shareholders, as of the close of business on the New York Stock Exchange on December 31 of such Fiscal Year. For any Performance Goal established by the Committee, Earnings Per Share shall be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established; provided, however, that if any such change in accounting standards relates to an accounting item that, prior to the establishment of the Performance Goal, did not exist relative to the Corporation, the accounting change shall be incorporated in calculating Earnings per Share for such Performance Goal.

     2.21 "Employee" means an individual who is and continues to be employed by the Corporation or a Subsidiary (while a corporation continues to be a Subsidiary), as determined by the Committee. An Employee shall cease to be an Employee upon the voluntary or involuntary termination of his employment with the Corporation or a Subsidiary for any reason, including death, Disability, Retirement, or with or without cause. Whether an authorized leave of absence, or an absence due to military or government service, Disability, or any other reason, constitutes a cessation of employment shall be determined by the Compensation Committee, in its sole discretion.

     2.22 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.23 "Exercise Price," with respect to a Purchase Right, means the price per share of Option Stock designated by the Committee on the Date of Grant of such Purchase Right, or designated pursuant to applicable resolution of the Committee, as the price at which such Option Stock may be purchased, once vested. Notwithstanding the foregoing, in no event shall the Exercise Price of any

Option Stock be less than 25% of the Fair Market Value of such Option Stock, determined as of the Date of Grant.

     2.24 "Expiration Date" is defined in Section 9.2 hereof.

     2.25 "Fair Market Value" means the value of each share of Option Stock, determined for a particular date as follows:

          (a) if the Class B Common Stock is listed or admitted for trading on any United States national securities exchange, the value of each share of Option Stock shall be the closing price per share of Class B Common Stock on such exchange (or, if listed on more than one exchange, the principal said exchange) on the relevant Valuation Date hereunder;

          (b) if the Class B Common Stock is not traded on any United States national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (the "NASDAQ System") or any similar system of automated dissemination of quotations of prices in common use, the value of each share of Option Stock shall be the price per share equal to the mean between the closing high bid and the low asked quotations on such system on the relevant Valuation Date hereunder;

          (c) if neither clause (a) nor clause (b) of this definition is applicable with respect to the Class B Common Stock, but either clause (a) or clause (b) is applicable with respect to the Class A Common Stock, the value of each share of Option Stock shall be the closing price as described in clause (a) above or the mean between the closing high bid and the low asked quotations as described in clause (b) above, respectively, of the Class A Common Stock, as the case may be; or

          (d) if neither paragraph (a) nor paragraph (b) nor paragraph (c) of this definition is applicable, the value of each share of Option Stock shall be the fair market value as determined by the Committee, in good faith and in accordance with uniform principles consistently applied, on the last day of the Fiscal Year immediately preceding the relevant date hereunder.

     2.26 "Fiscal Year" means the fiscal year of the Corporation.

     2.27 "Fractional Share" means a portion of, or less than the whole of, a share of Common Stock.

     2.28 "Key Employee" means an executive officer of the Corporation and/or its Subsidiaries (including Subsidiaries which become such after adoption of the Plan) and any other Employee of the Corporation or any Subsidiary who is so designated by the Compensation Committee.

     2.29 "Minimum Exercise Price," with respect to a Purchase Right, means an Exercise Price equal to 25% of the Fair Market Value of the Option Stock subject to such Purchase Right, determined as of the Date of Grant.

     2.30 "Named Executive" means any Key Employee whose compensation from the Corporation is subject to section 162(m) of the Code or any successor section thereto; whether a Key Employee is a Named Executive shall be determined as of the Date of Grant of a Purchase Right to such Key Employee.

     2.31 "Net Income," for any Fiscal Year, means the net income of the Corporation for such Fiscal Year, determined in the same manner as reported to shareholders, but in any event (a) after reduction for the expenses of this Plan and (b) for any Performance Goal established by the Committee, Net Income will be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established; provided, however, that if any such change in accounting standards relates to an accounting item that, prior to the establishment of the Performance Goal, did not exist relative to the Corporation, the accounting change shall be incorporated in calculating Net Income for such Performance Goal.

     2.32 "Optionee" means a Key Employee or a former Key Employee who has received a Purchase Right.

     2.33 "Option Stock" means, with respect to any Purchase Right granted pursuant to the Plan, those shares of Class B Common Stock made the subject of such Purchase Right.

     2.34 "Performance Goal" is defined in Section 8.1 hereof.

     2.35 "Performance Period" means, with respect to any Purchase Right for which the Compensation Committee has established a related Performance Goal, the period over which the Performance Goal is measured; provided, however, that a Performance Period may not be less than one year or more than seven years in duration.

     2.36 "Person" or "Persons" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, association, or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane, or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision, or other instrumentality thereof, or any other entity.

     2.37 "Plan" is defined in Section 1.1 hereof.

     2.38 "Purchase Right" is defined in Section 1.1 hereof.

     2.39 "Purchase Right Agreement" is defined in Section 13.3 hereof.

     2.40 "Reporting Person" means any and all Optionees subject to Section 16 of the Exchange Act.

     2.41 "Return on Equity," for any Fiscal Year, means the Net Income for such Fiscal Year divided by total shareholders' equity as of December 31 of the immediately preceding Fiscal Year or as of such other date or dates specifically established by the Committee. For any Performance Goal established by the Committee, Return on Equity shall be calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established; provided, however, that if any such change in accounting standards relates to an accounting item that, prior to the establishment of the Performance Goal, did not exist relative to the Corporation, the accounting change shall be incorporated in calculating Return on Equity for such Performance Goal.

     2.42 "Retirement" means the voluntary termination of employment by an Employee after reaching the age of sixty-five (65) years or upon such earlier date as required by local law or as otherwise determined or approved by the Compensation Committee.

     2.43 "Subsidiary" means any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or another Subsidiary.

     2.44 "Termination for Cause" means termination of employment by reason of an Optionee's action or repeated acts, including without limitation, the commission of a felony, fraud, willful misconduct or the unauthorized use or disclosure of Confidential Information, which has resulted or is likely to result in damage to the Corporation, as determined by the Compensation Committee in its sole and absolute discretion.

     2.45 "Transfer" means any assignment, sale, transfer, conveyance, mortgage or other encumbrance, pledge, or other disposition or act of alienation, whether voluntary or involuntary, or by operation of law.

     2.46 "Valuation Date," with respect to a Purchase Right, means the Business Day immediately preceding the Date of Grant of such Purchase Right or the Business Day immediately preceding the Date of Exercise, as applicable. Whenever reference is made to a Valuation Date, it shall mean, with respect to the Common Stock, as at the close of trading on such Valuation Date, and with respect to any other item, midnight in Detroit, Michigan at the end of such Valuation Date.

                                   ARTICLE 3
                                ADMINISTRATION.

     3.1 Administration. The Plan shall be administered by the Committee in accordance with this Article 3. Subject to the terms and conditions of the Plan, the Compensation Committee shall have the sole discretionary authority:

          (a) to authorize the granting of Purchase Rights;

          (b) to select the Key Employees who are to be granted Purchase Rights under the Plan and determine, subject to the limitations provided in
     Section 6.1 hereof, the number of shares of Option Stock to be optioned to each Key Employee;

          (c) to prescribe, subject to the limitations set forth in the last sentence of Section 2.23, the Exercise Prices of Purchase Rights granted under the Plan to such Key Employees;

          (d) to prescribe the Performance Goal(s) and any related Performance Period(s) applicable to Purchase Rights granted under the Plan;

          (e) to construe and interpret the Plan;

          (f) to establish and modify administrative rules for the Plan;

          (g) to impose such conditions and restrictions, not inconsistent with the terms of the Plan, on Purchase Rights as it determines appropriate;

          (h) to execute or cause to be executed Purchase Right Agreements;

          (i) to cancel Purchase Rights and to substitute new Purchase Rights with the consent of an Optionee;

          (j) to certify, where appropriate and in accordance with the requirements of section 162(m)(4)(c) of the Code (or any successor section thereto) and the Regulations thereunder, that the Performance Goal(s) established by the Compensation Committee in connection with a Purchase Right granted under the Plan has been satisfied; and

          (k) generally to exercise such power and perform such other acts in connection with the Plan and the Purchase Rights and to make all determinations and establish all such goals, dates, criteria or matters under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

     Action taken or not taken by the Compensation Committee on one or more occasions shall be without obligation to take or not take such action on any other occasion(s).

     The Compensation Committee may delegate to one or more Persons any of its powers, hereinbefore or hereinafter provided or conferred, or designate one or more Persons to do or perform those matters to be done or performed by the Compensation Committee, including administration of the Plan. Any Person or Persons delegated to or designated by the Compensation Committee shall be subject to the same obligations and requirements imposed on the Compensation Committee and its members under the Plan, including the requirements set forth in Section 2.12 as to the constituency of the Committee.

     Notwithstanding any other provision in this Plan to the contrary, if a Purchase Right grant is intended to qualify as "other performance-based compensation" within the meaning of section 162(m) of the Code, then, to the extent required to qualify such grant as "other performance-based compensation" under section 162(m), the Committee shall not be entitled to exercise any discretion otherwise authorized under this Plan with respect to such grant if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause such grant to fail to qualify as such "other performance-based compensation."

     3.2 Expenses of Administration. The Corporation shall pay all costs and expenses of administering the Plan.

     3.3 Indemnification. The Compensation Committee, members of the Compensation Committee, and each Person or Persons delegated to or designated by the Compensation Committee, and the shareholders, directors, officers, attorneys and agents of the Corporation, shall be entitled to indemnification and reimbursement from the Corporation for any action or any failure to act in connection with services performed by or on behalf of the Compensation Committee for the benefit of the Corporation to the fullest extent provided or permitted by the Corporation's Articles of Incorporation and by any insurance policy or other agreement intended for the benefit of the Compensation Committee as a committee of the Board of Directors or otherwise, or by any applicable law.

                                   ARTICLE 4
                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     4.1 Shares Subject to the Plan. The Option Stock to be made the subject of Purchase Rights granted under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Class B Common Stock. Subject to adjustment as provided in Section 10.3 hereof, the aggregate number of shares of Class B Common Stock which may be issued by the Corporation under the Plan is 2,000,000 shares of Class B Common Stock. The aggregate number of shares of Option Stock outstanding at any time shall not exceed the relevant number of shares of Class B Common Stock remaining available for issuance under the Plan. After termination of the Plan, the number of shares of Class B Common Stock reserved for purposes of the Plan from time to time shall be only such number of shares as are issuable under then outstanding Purchase Rights.

     4.2 Shares of Common Stock Subject to Expired or Terminated Options. In the event that an outstanding Purchase Right is surrendered, expires, is cancelled or is otherwise terminated for any reason before it shall have been fully exercised, all shares of Option Stock allocable to the unexercised portion of such Purchase Right shall again be available for Purchase Rights subsequently granted under the Plan.

                                   ARTICLE 5
                                 PARTICIPATION

     Only Key Employees of the Corporation, as determined by the Committee at the time a grant is made, shall be eligible to receive grants of Purchase Rights under the Plan. The Optionees shall be such individuals as the Compensation Committee may select from among the Key Employees. In making such selections, the Committee may take into account the nature of the services rendered by such Key Employees, their present and potential contributions to the Corporation's success, and such other factors as the Committee in its discretion shall deem relevant.

                                   ARTICLE 6
                                PURCHASE RIGHTS

     6.1 Power to Grant Purchase Rights. The maximum aggregate number of shares of Common Stock with respect to which Purchase Rights may be granted to any one Key Employee during a Fiscal Year shall be limited to 200,000 shares. For purposes of calculating the number of shares with respect to which Purchase Rights have been granted to a Key Employee for any Fiscal Year, any shares subject to a Purchase Right that is granted and subsequently cancelled or surrendered during such Fiscal Year shall continue to be counted against the maximum number of shares which may be granted to such Key Employee pursuant to the Plan during such Fiscal Year. Notwithstanding the foregoing, to the extent an adjustment is made to the number of shares subject to a Purchase Right to reflect a change in the capitalization of the Corporation, the additional shares, if any, subject to such Purchase Right shall not be counted against the maximum number of shares for which Purchase Rights may be granted to the applicable Optionee. Subject to this maximum share limitation, the Committee may grant to such Key Employees as the Committee may select, in accordance with
Article 5 hereof, Purchase Rights entitling the Optionee to purchase shares of Class B Common Stock from the Corporation in such quantity and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Compensation Committee at the time of grant or pursuant to applicable resolution of the Compensation Committee.

     6.2 Modification, Extension, and Renewal of Purchase Rights. Subject to the provisions of Section 9.2, the Compensation Committee may modify, extend, or renew outstanding Purchase Rights, or accept the cancellation or surrender of outstanding Purchase Rights (to the extent not previously exercised) for the granting of new Purchase Rights in substitution therefor. Notwithstanding the foregoing, no modification of a Purchase Right shall, without the consent of the Optionee, alter or impair any rights or obligations under any Purchase Right previously granted.

     6.3 Optionee to Have No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder of the Corporation with respect to the shares of Common Stock made subject to a Purchase Right unless and until such Optionee exercises such Purchase Right and is issued the shares purchased thereby. Except as provided in Section 10.3 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other rights with respect to any shares of Common Stock prior to the exercise of such Purchase Right.

                                   ARTICLE 7
                              DIVIDEND EQUIVALENTS

     7.1 Accrual of Dividend Equivalents. Subject to the following provisions of this Section 7.1, and unless the Committee shall specifically determine otherwise, each Key Employee granted a Purchase Right shall be entitled, upon the achievement of the Performance Goal for such Purchase Right and satisfaction of the time vesting requirements, to receive cash payments in an amount equal to the cash dividends that would have been paid ("Dividend Equivalents") on the shares subject to the unexercised portion of such Purchase Right if such portion had been exercised. For purposes of calculating Dividend Equivalents under this
Section 7.1, the "unexercised portion of a Purchase Right" shall be determined as of the close of trading on the New York Stock Exchange on the record date set by the Board of Directors for determining those shareholders of the Corporation entitled to receive a dividend. Dividend Equivalents shall accrue with respect to the unexercised portion of the Purchase Right during the term of the Purchase Right (i.e., from and after the Date of Grant of such Purchase Right until the Purchase Right is fully exercised, expires, or is otherwise terminated) without regard to the achievement of Performance Goals or time vesting; provided, however, that the Dividend Equivalents accrued with respect to any Option Stock shall not become payable to the Optionee until such time, if any, as the Option Stock becomes exercisable in accordance with the provisions of Section 8.5 hereof. Further provided that, in the event the term of a Purchase Right is extended by the Committee pursuant to Section 6.2 hereof, Dividend Equivalents shall cease with respect to such Purchase Right during such extension period unless the Committee specifically provides otherwise at the time of such extension.

     7.2 Payment of Dividend Equivalents. Upon a Purchase Right's becoming exercisable (i.e., when the Performance Goal for such Purchase Right has been achieved and the related time vesting requirements have been satisfied), or as soon thereafter as administratively practicable, the Corporation shall pay to the Optionee all Dividend Equivalents that have accrued with respect to the exercisable portion of such Purchase Right. Thereafter, as long as such Purchase Right, or any portion thereof, remains exercisable, Dividend Equivalents shall continue to be paid, with respect to the exercisable portion of such Purchase Right, on or about the same dates that cash dividends are paid to the shareholders of the Corporation. Notwithstanding the foregoing, in the event a Purchase Right is forfeited or terminates for any reason, all accrued but unpaid Dividend Equivalents with respect to such Purchase Right shall be forfeited at the same time.

     7.3 Treatment as Compensation. Dividend Equivalents paid to an Optionee shall be treated as compensation to the Optionee from the Corporation, subject to the withholding provisions of Section 9.15.

                                   ARTICLE 8
                      ESTABLISHMENT OF PERFORMANCE GOALS;
          DETERMINATION OF PERFORMANCE GOAL ACHIEVEMENT; TIME VESTING

     8.1 Performance Goals. As used herein, the term "Performance Goal" means, with respect to a Purchase Right, a target performance goal measured in terms of one or both of the following business criteria of the Corporation, as established by the Compensation Committee for a given Performance Period and, if applicable, a related Base Period: Earnings Per Share and Return on Equity.

     In the event the Committee establishes alternative Performance Goals in connection with a Purchase Right, the Performance Period and the Base Period established for each Performance Goal by the Committee need not be identical.

     8.2 Establishment of Performance Goals and Performance Periods. The Compensation Committee shall establish the Performance Goal(s) and Performance Period (and, if it shall determine that there shall be a Base Period that is different than the Performance Period, a related Base Period) applicable to each Purchase Right granted or to be granted to a Key Employee during a Fiscal Year; provided, however, that any Performance Goal established by the Compensation Committee in connection with a Purchase Right granted or to be granted to a Named Executive during a Fiscal Year shall be established by the Compensation Committee, in writing, prior to the expiration of the first 90 days of the related Performance Period (e.g., for a Performance Period beginning January 1st of any Fiscal Year, the Performance Goal for a Named Executive must be established in writing on or before March 30th of such Fiscal Year). The Committee is authorized to establish Performance Goals and Performance (and
Base) Periods on a grant-by-grant basis. Notwithstanding the foregoing, the Committee may establish from time to time, by a continuing resolution, Performance Goals which shall apply to all subsequent grants under the Plan unless and until the Committee specifically provides otherwise in connection with a subsequent grant or grants of Purchase Rights.

     8.3 Performance Goal Achievement. A Performance Goal established in connection with a Purchase Right shall have been achieved if, at the end of the relevant Performance Period (or Adjusted Performance Period, as applicable), the actual measurement of, or increase in, Earnings Per Share and/or Return on Equity for the Performance Period, as the case may be, equals or exceeds the goal(s) established by the Compensation Committee in connection with such Purchase Right. Such Performance Goal shall be deemed achieved as of the close of business on the last day of the relevant Performance Period (or Adjusted Performance Period, as applicable), notwithstanding that the Committee may not certify such achievement until a later date.

     8.4 Automatic Adjustment of Performance Goal and Performance Period. In the event a Performance Goal established in connection with a Purchase Right is not achieved during the initial Performance Period established by the Compensation Committee, the following adjustments shall occur automatically: (a) the Performance Goal for such Purchase Right shall automatically be increased by one percentage point, or such other amount as the Committee may specifically establish at the time of grant (the "Adjusted Performance Goal"), and (b) the Performance Period for such Purchase Right shall automatically be extended one year (the "Adjusted Performance Period"). If the Adjusted Performance Goal is achieved at the end of such Adjusted Performance Period, then the relevant Purchase Rights shall become exercisable immediately, or, if later, upon the satisfaction of the time vesting requirements described in Section 8.5.

     In the event the Adjusted Performance Goal is not achieved at the end of the Adjusted Performance Period as described above, then the Adjusted Performance Goal for such Purchase Right shall automatically be further increased by one percentage point, or such other amount as the Committee may specifically establish at the time of grant, and the Adjusted Performance Period shall automatically be extended one additional year. The Adjusted Performance Goal and the Adjusted Performance Period shall continue to be further adjusted automatically in this manner (i.e., the Adjusted Performance Goal will increase by one percentage point (or such other amount as the Committee may establish at the time of grant) and the Adjusted Performance Period will extend one year) at the end of each Fiscal Year in which the Adjusted Performance Goal is not achieved, until such time as the Adjusted Performance Goal is achieved or the Purchase Right expires or is otherwise terminated, whichever occurs first. Notwithstanding the foregoing, unless the Compensation Committee specifically provides otherwise at the time of grant of a Purchase Right, the Adjusted Performance Period, if any, for such Purchase Right shall not exceed five years, and in no event shall the maximum Adjusted Performance Period exceed seven years. In the event the Adjusted Performance Goal for a Purchase Right shall not have been achieved by the end of the maximum Adjusted Performance Period for such Purchase Right (e.g., five years), the Purchase Right shall terminate effective as of the last day of such maximum Adjusted Performance Period.

     8.5 Time Vesting and Exercisability of Purchase Rights. Except in the case of the death, Disability, or Retirement of an Optionee, and subject to the provisions of Section 9.3 hereof, no portion of a Purchase Right granted under the Plan may be exercised until the Optionee has completed three (3) years of employment with the Corporation after the Date of Grant of such Purchase Right and has achieved the Performance Goal established in connection with such Purchase Right. Except in the case of the death, Disability, or Retirement of an Optionee, and provided the Optionee has completed three (3) years of employment with the Corporation after the Date of Grant of a Purchase Right and also has achieved the Performance Goal established in connection with such Purchase Right, subject, however, to the provisions of Section 9.3 hereof, such Purchase Right shall become exercisable as follows: (i) on the third (3rd) anniversary of the Date of Grant of such Purchase Right, to the extent of one-third ( 1/3) of the shares of Option Stock; (ii) on the fourth (4th) anniversary of the Date of Grant of such Purchase Right, to the extent of two-thirds ( 2/3) of the shares of Option Stock; and (iii) on the fifth (5th) anniversary of the Date of Grant of such Purchase Right, to the extent of all of the shares of Option Stock. In the event the Optionee has not achieved the Performance Goal (or Adjusted Performance Goal, as the case may be) as of the third, fourth or fifth anniversary date of the Date of Grant of such Purchase Right, the Purchase Right shall nevertheless "time vest" but shall not become exercisable until such Performance Goal (or Adjusted Performance Goal, as the case may be) has been achieved.

     For purposes of this Section 8.5, in determining the number of "shares of Option Stock" subject to such Purchase Right, account shall be taken of any adjustments made to the shares as described in Section 10.3 hereof after the Date of Grant of the Purchase Right, such that the number of shares of Option Stock with respect to which an Optionee's Purchase Right is time vested shall be redetermined at the time of an adjustment, and the number of shares of Option Stock with respect to which an Optionee's Purchase Right becomes time vested on any anniversary date shall be determined by reference to the number of shares of Option Stock then subject to such Purchase Right, taking any adjustments previously made into account.

                                   ARTICLE 9

           Exercise of Purchase Rights; Expiration of Purchase Rights

     9.1 Prohibition Against Exercise of Out-of-the-Money Purchase Rights. The exercise of any Purchase Right shall not be permitted if the aggregate Fair Market Value of the shares of Common Stock that would be acquired upon such exercise, determined as of the Date of Exercise, is less than the Exercise Price of such shares of Common Stock, also determined as of the Date of Exercise.

     9.2 Expiration Date. Notwithstanding any other provision of the Plan, no Purchase Right granted to an Employee who is a resident of the United Kingdom on the Date of Grant of such Purchase Right shall be exercisable after the seventh
(7th) anniversary date of the Date of Grant of such Purchase Right, and no other Purchase Right granted under the Plan shall be exercisable after the tenth
(10th) anniversary date of the Date of Grant of such Purchase Right. Each such date of expiration is herein referred to as an "Expiration Date."

     9.3 Acceleration of Exercise Time. Notwithstanding anything to the contrary in the Plan, the Compensation Committee, in its discretion, may accelerate the exercisability of a Purchase Right, in whole or in part, (a) in the case of an Optionee other than a Named Executive, at any time more than six (6) months after the Date of Grant of such Purchase Right, without regard to whether the Performance Goal established in connection with such Purchase Right has been achieved, and (b) in the case of a Named Executive (determined at the time acceleration is considered by the Committee), at any time more than six (6) months after the Date of Grant of such Purchase Right, provided the Performance Goal established in connection with such Purchase Right has been achieved.

     9.4 Termination of Employment (Except by Death, Disability, or Retirement) Within Three Years After Date of Grant. Except in the case of the death, Disability, or Retirement of an Optionee, or as otherwise permitted under
Section 9.3 hereof, if an Optionee ceases to be an Employee for any reason within three (3) years after the Date of Grant to such Optionee of a Purchase Right under the Plan, such Optionee's right to exercise such Purchase Right or any part thereof shall be forfeited immediately and permanently.

     9.5 Termination of Employment (Except by Death, Disability, or Retirement) More Than Three Years After Date of Grant. Except in the case of the death, Disability, or Retirement of an Optionee, if an Optionee ceases to be an Employee for any reason more than three (3) years after the Date of Grant to such Optionee of a Purchase Right under the Plan, such Optionee shall have the right, subject to the provisions of Sections 9.1, 9.2 and 9.9 hereof, to exercise such Purchase Right, in full or in part, at any time within one (1) year after his cessation of employment, but only to the extent that, on the date of such cessation of employment, such Purchase Right had become exercisable pursuant to the terms of Article 8 hereof and the applicable Purchase Right had not previously been exercised. To the extent such Purchase Right is not exercisable on the date of such cessation of employment, it shall be forfeited immediately and permanently on such date. Notwithstanding the foregoing, including without limitation Section 8.5 hereof, a Purchase Right shall cease entirely to be exercisable and shall be forfeited immediately and permanently on the date of an Optionee's cessation of employment if such cessation is a Termination For Cause (as defined in Section 2.44 hereof).

     9.6 Death of Optionee. In the event an Optionee ceases to be an Employee at anytime by reason of his death and has not fully exercised his Purchase Rights, then, provided the Performance Goal established in connection with any such Purchase Right has been achieved, such Purchase Right shall vest immediately and fully, and the executor, administrator, or other personal representative of the Optionee's estate, or the trustee of any trust receiving such Purchase Right as a result of such Optionee's death, or any heir, successor, assign, or other transferee of the Optionee receiving such Purchase Right by will or by the laws of descent and distribution, shall have the right, subject to the provisions of Sections 9.1, 9.2, 9.9 and 9.16 hereof, to exercise such Purchase Right, in full or in part, at any time within one (1) year after the date of the Optionee's death.

     9.7 Disability of Optionee. In the event an Optionee ceases to be an Employee at any time by reason of Disability and has not fully exercised his Purchase Rights, then, provided the Performance Goal established in connection with any such Purchase Right has been achieved, such Purchase Right shall vest immediately and fully, and the Optionee or his guardian or other legal representative, shall have the right, subject to the provisions of Sections 9.1, 9.2, 9.9, and 9.16 hereof, to exercise such Purchase Right, in full or in part, at any time within two (2) years after the date upon which the Optionee ceases to be employed by reason of Disability.

     9.8 Retirement of Optionee. If an Optionee ceases to be an Employee at any time by reason of Retirement and has not fully exercised his Purchase Rights, then, provided the Performance Goal established in connection with any such Purchase Right has been achieved, such Purchase Right shall time vest immediately and fully, and such Optionee shall have the right, subject to the provisions of Sections 9.1, 9.2, 9.9, and 9.16 hereof, to exercise such Purchase Right, in full or in part, at any time within two (2) years after the date upon which the Optionee ceases to be employed by reason of Retirement.

     9.9 Forfeiture of Purchase Right Gain and Unexercised Purchase Rights if Optionee Engages in Certain Activities. If at any time (a) within the term of a Purchase Right or (b) within one year after termination of employment (for any reason) or (c) within one year after the Optionee exercises any portion of a Purchase Right, the Optionee, without the written permission of the Corporation (or any of its Subsidiaries), (i) engages in any activity in competition with any activity of the Corporation (or any of its Subsidiaries); (ii) engages in any conduct related to the Optionee's employment for which either criminal or civil penalties against him may be sought; (iii) violates the Corporation's (or any Subsidiary's) policies, including, without limitation, the Corporation's insider trading policy and the Corporation's Conflict of Interest Policy (including the House Rules); (iv) accepts employment with or serves as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Corporation (or any of its Subsidiaries), including employing or recruiting any employee of the Corporation (or any of its Subsidiaries); (v) discloses or misuses any Confidential Information or material concerning the Corporation (or any of its Subsidiaries); or (vi) participates in an attempt to obtain control of the Corporation that is "hostile" (i.e., not approved by the Board of Directors), then (1) the Purchase Right (or any unexercised portion thereof) shall terminate and be forfeited effective as of the date on which the Optionee engages in any such activity, unless terminated sooner by operation of another term or condition of the Purchase Right or the Plan, and (2) the Optionee shall be obligated to pay to the Corporation (or its designee) the amount of any gain realized from the exercise of all or a portion of a Purchase Right, exercised at any time (x) within one year prior to the Optionee's termination of employment,
(y) within one year prior to the Optionee's engaging in any such activity, or
(z) after engaging in any such activity, as the case may be. For purposes of this Section 9.9, "gain" shall mean the difference between the Exercise Price of a Purchase Right and the aggregate Fair Market Value of any exercised portion of such Purchase Right, determined as of the Date of Exercise.

     9.10 Right of Set-Off. The Corporation shall be entitled to deduct the amounts the Optionee owes the Corporation (or its designee) under Section 9.9 above, in whole or in part, from any amounts the Corporation (or any of its Subsidiaries) owes the Optionee from time to time (including amounts owed to him or her as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to the Optionee by the Corporation (or any of its Subsidiaries)). Whether or not the Corporation elects to make any set-off in whole or in part, if the Corporation does not recover by means of set-off the full amount the Optionee owes it, calculated as set forth above, the Optionee shall be obligated to pay immediately the unpaid balance to the Corporation (or its designee).

     9.11 Compensation Committee Discretion. The Optionee may be released from his or her obligations under Sections 9.9 and 9.10 above only if the Compensation Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Corporation.

     9.12 Exercise Procedures. Each Purchase Right granted under the Plan shall be exercised by written notice to the Compensation Committee, which notice must be received by the Compensation Committee on or before the earlier of (i) the date such Purchase Right expires pursuant to Section 9.2 hereof, and (ii) the last date on which such Purchase Right may be exercised as provided in Sections
9.5 through 9.8 hereof, as applicable.

     9.13 Payment of the Exercise Price. The Exercise Price, in United States dollars, times the number of shares of Option Stock being exercised under a Purchase Right shall be paid in full at the time of exercise: (i) in cash or by certified check, in United States currency; (ii) in the discretion of the Committee, by the delivery of shares of Common Stock with a Fair Market Value at the time of exercise equal to the Exercise Price; (iii) in the discretion of the Committee, by delivery to the Corporation or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker/dealer to sell (or margin) a sufficient portion of the shares and deliver the sale (or margin loan) proceeds directly to the Corporation to pay for the Exercise Price, or (iv) in the discretion of the Committee, a combination of the methods described in (i), (ii) and (iii).

     9.14 Issuance of Shares. The Corporation, as soon as is reasonably practicable after its receipt of a proper notice of exercise and the Exercise Price, and without transfer or issue tax or other incidental expense to the Person exercising the Purchase Right, shall deliver to such Person at the principal office of the Corporation, or at such other location as may be acceptable to the Corporation and such Person, one (1) or more stock certificates for the shares of Option Stock with respect to which the Purchase Right is exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such Person. However, at the request of the Optionee, such shares may be issued in the names of the Optionee and his or her spouse (a) as joint tenants with the right of survivorship, (b) as community property, or (c) as tenants in common without the right of survivorship. The Optionee may also request that such shares be issued to a revocable trust established on behalf of the Optionee and his or her spouse. Notwithstanding the foregoing, in the case of a Named Executive exercising a Purchase Right, shares will not be issued prior to the date on which the Committee certifies, in writing, that the Performance Goal established in connection with such Purchase Right has been achieved.

     9.15 Taxes. The Corporation shall be entitled, if the Compensation Committee deems it necessary or desirable, to withhold (or secure payment from an Optionee or Beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares of Common Stock issuable under such Optionee's Purchase Right, and the Corporation may defer payment or issuance of the shares of Common Stock upon such Optionee's exercise of a Purchase Right unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Corporation.

     9.16 Prohibition Against Exercise of Purchase Right within Six (6) Months of Date of Grant. Notwithstanding any other provision of the Plan, no Purchase Right which, but for this Section 9.16, is exercisable shall be exercised within six (6) months from the Date of Grant.

     9.17 Automatic Conversion of Class B Common Stock to Class A Common
Stock. Notwithstanding any other provision of the Plan, the right of an Optionee to acquire and hold shares of Class B Common Stock pursuant to the Plan, shall be subject to the provisions of the Amended and Restated Articles of Incorporation of the Corporation, including without limitation Section 2.E(6) of
Article III (as the same or any other provision of the Articles may be amended), which section provides as follows:

        "Exercise of Stock Option. In the event that any person who is not an employee acquires shares of Class B Common Stock pursuant to the exercise of an option described in Section 2.E.(1)(iv) of this Article III, such shares shall, immediately after issuance to such person, be converted to an equal number of shares of Class A Common Stock, without any action on the part of anyone."

                                   ARTICLE 10

Amendment and Termination of the Plan; Reorganizations and Recapitalizations of
                                the Corporation

     10.1 Amendment of the Plan. The Compensation Committee, with the approval or at the direction of, or subject to the subsequent ratification by the Board of Directors, may from time to time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act and with section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any stock exchange on which the Common Stock is listed or quoted), shareholder approval of any plan amendment with respect to which applicable law or regulation requires shareholder approval shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation. In the event of such a revision or amendment to the Plan, all outstanding Purchase Rights shall be adjusted to be consistent with the terms and provisions of the Plan, and in such manner as the Compensation Committee may deem equitable or as may be required pursuant to applicable law; provided, however, that except with the written consent of an Optionee or as otherwise specifically provided herein with respect to a replacement plan, no amendment, suspension, termination or modification of the Plan shall adversely affect the rights of an Optionee under any Purchase Right previously granted to such Optionee under the Plan.

     10.2 Termination of the Plan. The Compensation Committee, with the approval or at the direction of, or subject to the subsequent ratification by the Board of Directors, shall have the right and power to terminate the Plan at any time, and no Purchase Right shall be granted under the Plan after the termination of the Plan. The termination of the Plan shall not have any other effect, and any Purchase Right outstanding at the time of the termination of the Plan may be exercised after termination of the Plan, at any time prior to the Expiration Date of such Purchase Right and to the same extent and subject to the same terms and conditions, including forfeiture, that would have applied to such Purchase Right if the Plan had not been terminated.

     10.3 Reorganizations and Recapitalizations of the Corporation.

          (a) The existence of this Plan and Purchase Rights granted hereunder shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the shares or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Except as hereinafter provided, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares subject to Purchase Rights granted hereunder.

          (c) The shares with respect to which Purchase Rights may be granted hereunder are shares of Class B Common Stock of the Corporation as presently constituted, but if, and whenever, prior to the delivery by the Corporation of all of the shares which are subject to the Purchase Rights or rights granted hereunder, the Corporation shall effect a subdivision or consolidation of shares or other capital readjustments, the payment of a stock dividend or other increase or reduction of the number of outstanding shares of either Class A or Class B Common Stock or both,without receiving or paying compensation therefor in money, services or property, the number of shares subject to the Plan shall be proportionately adjusted and the number of shares with respect to which Purchase Rights granted hereunder may thereafter be exercised shall:

             (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration (if any) payable per share shall be proportionately reduced; and

             (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration (if any) payable per share shall be proportionately increased.

          (d) If the Corporation merges with one or more corporations, or consolidates with one or more corporations and the Corporation shall be the surviving corporation, thereafter, upon any exercise of Purchase Rights granted hereunder, the recipient shall, at no additional cost (other than the Exercise Price and any tax withholding amounts), be entitled to receive (subject to any required action by shareholders) in lieu of the number of shares as to which such Purchase Rights shall then be exercisable the number and class of shares of stock or other securities to which the recipient would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the recipient had been the holder of record of the number of shares of Class B Common Stock of the Corporation equal to the number of shares as to which such Purchase Rights shall be exercisable. A reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or a liquidation or dissolution of the Corporation, shall automatically and without any further action cause any outstanding Purchase Rights which have not yet become exercisable in accordance with the provisions of Article 8 to terminate and be cancelled as of the effective date of such reorganization, merger or consolidation, or dissolution or liquidation of the Corporation, unless the agreement of reorganization, merger or consolidation otherwise provides.

          (e) To the extent that any of the adjustments described in subparagraphs (c) and (d) of this Section 10.3 relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons, subject to obtaining the agreement of the Corporation's auditors to such adjustments; provided, however, that the number of shares covered by any Purchase Right or to which such Purchase Right relates shall always be a whole number.

                                   ARTICLE 11

                   Compliance With Other Laws and Regulations

     11.1 Exemption or Qualification. The Plan, the grant and exercise of Purchase Rights under the Plan, and the obligation of the Corporation to sell and deliver Option Stock under such Purchase Rights shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Each Purchase Right shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares covered thereby under any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Purchase Right or the issue or purchase of shares thereunder, such Purchase Right may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Compensation Committee. Stock certificates evidencing such shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

        "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE ISSUER, SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

     Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11.1 shall be conclusive and binding on all Persons.

     11.2 Representation. The Compensation Committee may require that any Person who is granted a Purchase Right under the Plan represent and agree in writing that if the shares of Common Stock made subject to the Purchase Right are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with the applicable securities laws, and that such Person is acquiring the shares issued upon exercise of a Purchase Right for investment purposes and not with a view toward distribution.

     11.3 Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares of Class B Common Stock sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of such shares but lacking such legend.

                                   ARTICLE 12

                            Restrictions on Transfer

     An Optionee's rights and interests under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, only the Optionee personally (or the Optionee's personal representative) may exercise the Optionee's rights under the Plan. No purported assignment or transfer of a Purchase Right granted under the Plan, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported transferee or assignee any interest or right therein whatsoever but immediately upon any such purported assignment or transfer, or any attempt to make the same, such Purchase Right thereunder shall terminate and become of no further effect. An Optionee's Beneficiary may exercise the Optionee's rights to the extent they are exercisable under the Plan following the death of the Optionee.

                                   ARTICLE 13

                               General Provisions

     13.1 No Right to Continued Employment. No Employee or any other Person shall have any claim or right to be granted a Purchase Right under the Plan. Neither the adoption and maintenance of the Plan nor the granting of Purchase Rights pursuant to the Plan shall be deemed to constitute a contract of employment between the Corporation and any Employee or to be a condition of the employment of any Person. The Plan and any Purchase Right granted under the Plan shall not confer upon any Optionee any right with respect to continued employment by the Corporation, nor shall they interfere in any way with the right of the Corporation to terminate the employment of any Optionee at any time, and for any reason, with or without cause, it being acknowledged, unless expressly provided otherwise in writing, that the employment of any Optionee is and continues to be "at will."

     13.2 Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of exercisable shares of Option Stock subject to a Purchase Right, the number so computed is not a whole number of shares of Option Stock, such number of shares of Option Stock shall be rounded down to the next whole number.

     13.3 Purchase Right Agreements. The terms of any Purchase Right shall be as set forth in a written agreement (a "Purchase Right Agreement") in such form as the Compensation Committee shall from time to time determine. Each Purchase Right Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Compensation Committee may deem appropriate. No Person shall have any rights under any Purchase Right granted under the Plan unless and until the Corporation and the Optionee have executed a Purchase Right Agreement setting forth the number of Purchase Rights granted and the terms and conditions of the Purchase Rights.

     13.4 Plan Provisions Control Purchase Right Terms. The terms of the Plan shall govern all Purchase Rights granted under the Plan, and in no event shall the Compensation Committee have the power to grant any Purchase Right under the Plan which is contrary to any of the provisions of the Plan. In the event that any provision of a Purchase Right Agreement shall conflict with any term in the Plan as of the Date of Grant of such Purchase Right, the term in the Plan shall control.

     13.5 Dealings with Beneficiaries or Representatives of an Optionee. The Compensation Committee may require such proper proof of death and such evidence of the right of any Person other than an Optionee to exercise any Purchase Right granted under the Plan, as the Compensation Committee deems necessary or advisable. The Compensation Committee's determination of death or Disability and of the right of any Person other than an Optionee to exercise a Purchase Right shall be conclusive. The Compensation Committee, in its discretion, may require from any Person, other than an Optionee, exercising any Purchase Right under the Plan, such security and indemnity as the Compensation Committee, in its discretion, deems necessary or advisable. The issuance of and acceptance of shares of Common Stock upon the exercise of a Purchase Right shall constitute a complete acquittance and discharge of full liability of the Corporation under the Plan, and the Compensation Committee shall be entitled to demand a receipt and/or acquittance in full satisfaction of all claims against the Corporation.

     13.6 Name of Plan. This Plan shall be known as "Sotheby's Holdings, Inc. Performance Share Purchase Plan."

     13.7 Inspection of Records. Copies of the Plan, records reflecting each Optionee's Purchase Rights, and any other documents and records that an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his duly authorized representative(s) at the office of the Corporation at any reasonable business hour.

     13.8 Word Meanings. The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Plan as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

     13.9 Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of the Plan as set forth in the text.

     13.10 Severability. Whenever possible, each provision in the Plan and every Purchase Right at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Purchase Right at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then, (i) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (ii) all other provisions of the Plan and every other Purchase Right at any time granted under the Plan shall remain in full force and effect.

     13.11 Compliance with Section 16(b) of the Securities Exchange Act. With respect to Reporting Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and in all events the Plan shall be construed in accordance with Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors of the Corporation, subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     13.12 Compliance with Code Section 162(m). This Plan is intended to comply with all applicable provisions of section 162(m) of the Code. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are Named Executives of the Corporation without so restricting, limiting or conditioning the Plan with respect to other participants.

     13.13 Strict Construction. No rule of strict construction shall be implied against the Committee, the Corporation or any other Person in the interpretation of any of the terms of the Plan, any Purchase Right granted under the Plan or any rule or procedure established by the Compensation Committee.

     13.14 Choice of Law. All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Michigan and construed in accordance therewith.

     13.15 Execution. To record the adoption of the Plan, subject to the approval of the Corporation's shareholders, the Corporation has caused the execution hereof as of this 26th day of April, 1996.

                                    SOTHEBY'S, HOLDINGS, INC.,
                                    a Michigan corporation

                                    By  /s/ DIANA D. BROOKS
                                    ......................................
                                        President and Chief Executive Officer

                                    APPENDIX
                                    --------



                            SOTHEBY'S HOLDINGS, INC.
                       CLASS A LIMITED VOTING COMMON STOCK

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - June 19, 1996

     The undersigned hereby appoints each of A. ALFRED TAUBMAN and DIANA D. BROOKS, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Sotheby's Holdings, Inc., on Wednesday, June 19, 1996, and at any adjournment thereof, and to vote at such meeting the shares of Class A Limited Voting Common Stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournment thereof.

     If at least one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, said Proxy or Proxies, as the case may be, so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. SUCH SHARES WILL BE VOTED IN THE PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


1.   ELECTION OF DIRECTORS

FOR all Nominees listed       WITHHOLD AUTHORITY to vote
(except as marked to the      for all Nominees
contrary to the right)

          / /                           / /


Election by holders of Class A Limited Voting Common Stock of A. Alfred Taubman, Max M. Fisher and Walter J.P. Curley as directors.

To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


- -------------------------------------------------------------

2.   Approval of Sotheby's Holdings, Inc. 1997 Stock Option Plan

FOR       AGAINST        ABSTAIN
/ /       / /            / /

3.   Approval of Sotheby's Holdings, Inc. Performance Share Purchase Plan

FOR       AGAINST        ABSTAIN

/ /         / /            / /

4.   Ratification of Sotheby's Holdings, Inc. Director Ownership Plan

FOR       AGAINST        ABSTAIN

/ /         / /            / /

5. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 1996.

FOR       AGAINST        ABSTAIN

/ /         / /            / /

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                       -----------------------------------
                       Signature



                       -----------------------------------
                       Signature if held jointly


                       Dated:                             , 1996
                             -----------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dear Shareholder(s) of Sotheby's Holdings, Inc.:

Enclosed you will find material regarding the Company's 1996 Annual Meeting of Shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is important to us. We look forward to hearing from you.

                            SOTHEBY'S HOLDINGS, INC.
                              CLASS B COMMON STOCK

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - June 19, 1996

     The undersigned hereby appoints each of A. ALFRED TAUBMAN and DIANA D. BROOKS, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Sotheby's Holdings, Inc., on Wednesday, June 19, 1996, and at any adjournment thereof, and to vote at such meeting the shares of Class B Common Stock that the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournment thereof.

     If at least one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, said Proxy or Proxies, as the case may be, so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. SUCH SHARES WILL BE VOTED IN THE PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


1.   ELECTION OF DIRECTORS

FOR all Nominees listed       WITHHOLD AUTHORITY to vote
(except as marked to the      for all Nominees
contrary to the right)

          / /                           / /


Election by holders of Class B Common Stock of Lord Camoys, The Marquess of Hartington, Diana D. Brooks, Viscount Blakenham, The Rt. Hon. The Earl of Gowrie, Simon de Pury and R. Julian de la M. Thompson as directors.

To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


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2.   Approval of Sotheby's Holdings, Inc. 1997 Stock Option Plan

FOR       AGAINST        ABSTAIN
/ /       / /            / /



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



3.   Approval of Sotheby's Holdings, Inc. Performance Share Purchase Plan

FOR       AGAINST        ABSTAIN

/ /         / /            / /

4.   Ratification of Sotheby's Holdings, Inc. Director Ownership Plan

FOR       AGAINST        ABSTAIN

/ /         / /            / /

5. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for 1996.

FOR       AGAINST        ABSTAIN

/ /         / /            / /

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                       -----------------------------------
                       Signature



                       -----------------------------------
                       Signature if held jointly


                       Dated:                             , 1996
                             -----------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.



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